EXHIBIT 99.2
------------




                                 AMLI

                              RESIDENTIAL

     ------------------------------------------------------------

                          THIRD QUARTER 2003
               SUPPLEMENTAL OPERATING AND FINANCIAL DATA

     ------------------------------------------------------------




           [ graphics indicating property / caption reading
                 "AMLI at Oakhurst North - Chicago, IL
           Acquired partner's interest in Third Quarter 2003



                   AMLI RESIDENTIAL PROPERTIES TRUST

                        125 South Wacker Drive

                        Chicago, Illinois 60606

                         Phone: (312) 443-1477

                         Fax:  (312) 443-0909

                             www.amli.com
                             ------------


Certain matters discussed in this supplemental package and the conference call held in connection herewith are forward looking statements within the meaning of Federal Securities Law. Although the Company believes expectations reflected in such forward looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward looking statements can be identified by the Company's use of the words "project," "believe," "expect," "anticipate," "intend," "estimate," "assume," and other similar expressions that predict or indicate future events, achievements or trends or that do not relate to historical matters. The Company is making forward looking statements because it believes that investors, analysts, and others, many of whom prepare models and projections of the Company's performance, are interested in the Company's current estimates of future activities. The Company advises such parties to make their own determination of any relevant or material assumption used by them. Many factors may cause the Company's actual performance in any period or periods to differ materially from the anticipated future performance expressed or implied by these forward looking statements. Certain of the factors that could cause the Company's actual performance to differ materially from those expressed or implied by these forward looking statements include, but are not limited to, general economic conditions, local real estate conditions, the timely development and lease-up of communities, other risk detailed from time to time in the Company's SEC reports, including the annual report on Form 10-K for the year ended December 31, 2002.

                                 AMLI
                              RESIDENTIAL


                                                   TABLE OF CONTENTS

                                                                Page
                                                                ----
SUMMARY INFORMATION

  Company Description and Investor Information. . . . . . . .      1
  Earnings Release. . . . . . . . . . . . . . . . . . . . . .      2
  Selected Financial and Operating Information. . . . . . . .      6
  Funds From Operations . . . . . . . . . . . . . . . . . . .     13
  Statements of Operations. . . . . . . . . . . . . . . . . .     15
  Balance Sheets. . . . . . . . . . . . . . . . . . . . . . .     21


DEBT AND PREFERRED SHARES

  Debt and Preferred Shares Summary . . . . . . . . . . . . .     27
  Debt Maturities . . . . . . . . . . . . . . . . . . . . . .     31


SAME STORE AND NOI DATA

  Quarterly Comparison of Same Store Communities. . . . . . .     33
  Quarterly Comparison of Components of NOI . . . . . . . . .     42


OTHER DATA

  Co-Investment Compensation. . . . . . . . . . . . . . . . .     45
  Service Companies Financial Information . . . . . . . . . .     46


PORTFOLIO

  Stabilized Communities. . . . . . . . . . . . . . . . . . .     50
  Development Summary . . . . . . . . . . . . . . . . . . . .     56
  Land Held for Development or Sale . . . . . . . . . . . . .     60


NON-GAAP FINANCIAL MEASURES

  Definition of Non-GAAP Financial Measures . . . . . . . . .     61
  Reconciliation Between Net Income and FFO and AFFO. . . . .     63
  Reconciliation Between Net Income and Consolidated NOI. . .     65
  Reconciliation Between Net Income and Combined NOI. . . . .     68




















Third Quarter 2003
Supplemental Information         AMLI Residential Properties Trust

AMLI RESIDENTIAL



                          COMPANY DESCRIPTION
                         INVESTOR INFORMATION


AMLI Residential (or AMLI) is an integrated, self-managed real estate operating company that was formed in February 1994 to continue and expand the multifamily property business previously conducted by AMLI Realty Co., our predecessor company, which has been in business since 1980. AMLI is structured as an UPREIT, or umbrella partnership real estate investment trust, and we own interests in properties and conduct our business through AMLI Residential Properties, L.P., (the Operating Partnership or OP). The sole general partner of the OP is AMLI Residential Properties Trust, a public company whose shares of beneficial interest are traded on the NYSE under the symbol "AML."

Our business is the development, acquisition and management of upscale apartment communities in the Southeast, Southwest, Midwest and Mountain regions of the United States. We also serve as an institutional advisor and asset manager for domestic and international, tax-exempt and taxable investors in connection with our joint venture co-investment business. A summary schedule of our investment communities is included in this Supplement.

We operate all of our communities under the AMLI [registered trademark] brand name, representing our commitment to high quality, exceptional service and superior value. We have corporate offices in Atlanta, Dallas, Indianapolis and Kansas City, in addition to our main office in Chicago. We employ approximately 850 people who are dedicated to our mission ... To Provide an Outstanding Living Environment For Our Residents.

For additional information on AMLI, please visit our website at www.amli.com.

The following information is presented as a supplement to our other public reporting, including our Form 10-Q and Form 10-K, both of which can be found on our website or through the SEC's EDGAR database. We hope that the information contained herein is helpful to you. We encourage your feedback and any suggestions, which you believe will help us provide better disclosure to you. Please contact either of:

     Robert Chapman
     Executive Vice President
       & CFO                      312.984.6845     rchapman@amli.com

     Sue Bersh
     Vice President -
       Corporate Communications   312.984.2607     sbersh@amli.com


Thank you for your interest in AMLI Residential.



                                  AML
                                LISTED
                                 NYSE









Third Quarter 2003                                          Page 1
Supplemental Information         AMLI Residential Properties Trust

                                       125 South Wacker Drive
AMLI RESIDENTIAL                       Suite 3100
                                       Chicago, Illinois 60606

                                       Phone:      312.443.1477
                                       Fax:        312.443.0909
                                       www.amli.com

PRESS RELEASE

FOR IMMEDIATE RELEASE       For More Information, Contact:
October 28, 2003            Robert J. Chapman, Chief Financial Officer
                            (312) 984-6845


             AMLI RESIDENTIAL ANNOUNCES THIRD QUARTER 2003
                OPERATING RESULTS AND DECLARES DIVIDEND

(CHICAGO, IL) AMLI RESIDENTIAL PROPERTIES TRUST (NYSE: AML) announces today operating results for the third quarter ended September 30, 2003.


EARNINGS
--------

Funds From Operations ("FFO") for the third quarter 2003 were $14,684,000, or $0.57 per common share, compared to $14,306,000, or $0.56 per common share, for the third quarter 2002, a per share increase of 1.8%. FFO per share is $0.03 higher than First Call's current estimate and $.02 higher than the Company's prior guidance.

FFO for the nine months ended September 30, 2003 was $39,190,000, or $1.57 per share, compared to $46,239,000, or $1.79 per share, for the nine months ended September 30, 2002, a per share decrease of 12.3%. FFO for the nine months ended September 30, 2003 includes a non-cash impairment loss of $1,191,000, or $0.05 per common share, that occurred last quarter, but was not reflected in FFO at the time. Subsequently, the Company restated FFO and AFFO for the quarter ended June 30, 2003 as a result of recent guidance form the Securities and Exchange Commission and in accordance with NAREIT's revised definition of FFO.

Net income for the quarter and the nine months ended September 30, 2003 were $5,935,000 and $12,571,000, respectively, as compared to $17,652,000 and $31,603,000, respectively, in the year earlier periods. Diluted Earnings Per Share ("EPS") for the quarter ended September 30, 2003 was $0.21, compared to $0.87 for the comparable period of 2002, a decrease of 75.9%. For the nine months ended September 30, 2003, EPS was $0.38 compared to $1.40 for the comparable period of 2002, a decrease of 72.9%. The decreases were primarily attributable to fewer gains on sales of communities, lower community net operating income and the impairment charge noted above.

"AMLI had an excellent quarter," commented Allan J. Sweet, AMLI's President. "We were successful in improving occupancy levels at our communities, helping us to achieve sequential same store total revenue growth across our portfolio for the second consecutive quarter this year. We also were active buying and selling and believe we have improved the overall quality of our portfolio. Looking forward, we also expect to be active in the fourth quarter. Our equity offering was well received by the market, and we were pleased that we could raise the funds in connection with identified investment activity."








Third Quarter 2003                                          Page 2
Supplemental Information         AMLI Residential Properties Trust

SAME COMMUNITY RESULTS
----------------------

On a combined same community basis, which includes both wholly-owned and co-investment communities (at 100%) for the quarter ended September 30, 2003 versus the prior year's quarter, total community revenue decreased 1.5%, operating expenses increased 2.4%, and net operating income ("NOI") decreased 4.3%. Weighted average occupancy for the quarter was 93.4%, a 2.1% increase compared to last year and a 2.2% increase compared to last quarter, while the weighted average collected revenue per occupied unit of $867 decreased by 4.0% and 1.5% compared to last year and last quarter, respectively.

OTHER OPERATING RESULTS
-----------------------

Total community revenue, including both wholly-owned communities and co-investment communities (at 100%) was $71,895,000 and $210,483,000, respectively, for the quarter and nine months ended September 30, 2003, as compared with $69,305,000 and $204,690,000 for the comparable periods in 2002, a 3.7% and 2.8% increase, respectively.

Earnings before interest, taxes, depreciation and amortization ("EBITDA") for the quarter and nine months ended September 30, 2003 were $26,138,000 and $72,167,000, respectively, representing an increase of 6.9% and a decrease of 4.6%, respectively, from the same periods last year. EBITDA for the current year's nine months reflects the impairment adjustment described above. Previous quarters' disclosures did not reflect the charge.

THIRD QUARTER ACTIVITIES
------------------------

During the third quarter, AMLI closed on an equity offering of 2,415,000 shares of its common stock issued to the public at $24.40 per share. Net proceeds from the sale were approximately $58.1 million and were used to partially fund the purchase of partnership interests in a number of co-investment joint ventures that AMLI did not already own. The balance of the purchase prices, which was approximately $60 million, was funded under AMLI's primary line of credit and was matched with a like amount of five-year interest rate swaps and caps.

The partnership interests acquired by AMLI during the quarter included those owned by Endowment Realty Investors II, a private REIT managed by Commonfund Realty, in AMLI at Regents Crest, AMLI Creekside and AMLI at Castle Creek, as well as Prudential Real Estate Investors' interests in AMLI at Oakhurst North and AMLI on Spring Mill.

During the quarter, AMLI sold AMLI at Willeo Creek, a 242-unit community in Roswell, Georgia, in which AMLI owned 30%. AMLI received a disposition fee of $325,000 and a promoted interest of $375,000, in addition to approximately $3 million as its share of net sales proceeds. AMLI also received repayment of an approximately $9 million bridge loan that the partnership had borrowed from AMLI earlier this year to repay the maturing first mortgage on the property.

Additionally, one of the Company's subsidiaries recognized a $1,913,000 gain, or $0.05 per common share net of income taxes, from the sale of an apartment community developed by a partnership in which the subsidiary owned an interest.

SUBSEQUENT EVENTS
-----------------

In October, AMLI sold AMLI at Fossil Creek, a 384-unit co-investment community in Ft. Worth, Texas, in which AMLI owned 25%. AMLI received approximately $6.75% million as its share of the net sales proceeds. In addition, AMLI received a disposition fee of $110,000.

Third Quarter 2003                                          Page 3
Supplemental Information         AMLI Residential Properties Trust

OUTLOOK
-------

AMLI's current expectation for FFO for the fourth quarter of 2003 is between $.54 and $.56, which means that full year 2003 FFO remains in the range of $2.11 to $2.14 per share (adjusted for the $0.05 impairment change due to the change in the definition of FFO, as described above). AMLI currently expects to provide FFO guidance for 2004 in mid-December.

DIVIDEND
--------

Yesterday, the Board of Trustees declared a quarterly dividend of $0.48 per common share. This dividend is payable on November 18, 2003 to all common shareholders of record as of November 7, 2003 and is based on an annual dividend rate of $1.92 per common share.

CONFERENCE CALL
---------------

AMLI will hold a conference call on Wednesday, October 29, 2003 at 3:30 p.m. ET to review these results. The call may be joined by calling 877-922-1802 - Passcode: AMLI. A live webcast of the conference call will also be available in the 'Company Info' section on AMLI's website
(www.amli.com/comp/) and at www.streetevents.com.

SUPPLEMENTAL INFORMATION
------------------------

AMLI produces Quarterly Supplemental Information that provides details of the Company's activities during the quarter. The Third Quarter Supplemental Information is available in the 'Company Info' section on our website (www.amli.com/comp/) under 'Shareholder Reports.'

DEFINITIONS
-----------

This press release and the Quarterly Supplemental Information described above contain certain non-GAAP ("Generally Accepted Accounting Principles") information that is generally provided by most publicly-traded residential REITs and that we believe may be of interest and use to the investment community.

Except where indicated, community revenue, community expenses, net operating income ("NOI") and earnings before interest, taxes, depreciation and amortization ("EBITDA") are computed based on various line items included in our consolidated statements of income prepared in accordance with GAAP. Where indicated, this information is presented on a basis that includes AMLI's proportionate share of the non-GAAP financial measures of its co-investment partnerships.

Reconciliations of all non-GAAP financial measures to GAAP financial measures are included in the Company's Quarterly Supplemental Financial information, primarily pages 24, 25 and 26.

EBITDA is NOI (including AMLI's proportionate share of the NOI of its co-investment partnerships) plus all fees and interest income and income from the Service Companies and gains or losses from sales or valuation of land and other income, less general and administration expense.

FUNDS FROM OPERATIONS ("FFO") is EBITDA less interest expense (including AMLI's proportionate share of the interest expense of its co-investment partnerships and amortization of deferred financing expense) and any income taxes.

Additional definitions can be found in the Quarterly Supplemental
Information.


Third Quarter 2003                                          Page 4
Supplemental Information         AMLI Residential Properties Trust

ABOUT AMLI
----------

The AMLI<registered trademark> portfolio currently includes 73 apartment communities containing 27,905 apartment homes, with an additional 1,817 apartment homes under development or in lease-up in five locations. AMLI is focused on the development, acquisition and management of institutional quality multifamily communities in the Southeast, Southwest, Midwest and Mountain regions of the U.S. AMLI Residential also serves as institutional advisor and asset manager for large pension funds, tax-exempt foundations and other financial institutions through AMLI's co-investment business. AMLI employs approximately 850 people who are dedicated to achieving AMLI's mission--Provide An Outstanding Living Environment For Our Residents. More information on AMLI is available at www.amli.com.

FORWARD LOOKING STATEMENTS
--------------------------

Certain matters discussed in this press release are forward looking statements within the meaning of Federal Securities Law. Although the Company believes expectations reflected in such forward looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.

Forward-looking statements can be identified by the Company's use of the words "project," "believe," "expect," "anticipate," "intend," "estimate," "assume," and other similar expressions that predict or indicate future events, achievements or trends or that do not relate to historical matters.

The Company does not assure the future results or outcome of the matters described in forward-looking statements; rather, these statements merely reflect the Company's current expectations of the approximate outcomes of the matters discussed. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond the Company's control. The reader is cautioned to make his/her own judgment with regard to the statements discussed in this press release and the assumption noted by the Company herein.

The Company is making forward-looking statements because it believes investors, analysts and others, many of whom prepare models and projections of the Company's performance, are interested in the Company's current estimates of its future activities. The Company advises such parties to make their own determination of any relevant or material assumption used by them.

Many factors may cause the Company's actual performance in any period or periods to differ materially from the anticipated future performance expressed or implied by these forward-looking statements. Certain of the factors that could cause the Company's actual performance to differ materially from those expressed or implied by these forward-looking statements include, but are not limited to, general economic conditions, local real estate conditions, the timely development and lease-up of communities, other risks detailed from time to time in the Company's SEC reports, including the annual report on Form 10-K for the year ended December 31, 2002.














Third Quarter 2003                                          Page 5
Supplemental Information         AMLI Residential Properties Trust


AMLI RESIDENTIAL                                          SELECTED FINANCIAL AND OPERATING INFORMATION
                                                                                         Quarter Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)



                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------

REVENUE
-------

TOTAL REVENUE
Consolidated (a). . . $             33,731    29,401    29,150     29,407    29,483    30,254     29,272
Combined, including
  share of partner-
  ships (b) . . . . .               46,108    42,044    41,289     41,535    42,143    42,051     40,575

TOTAL COMMUNITY REVENUE
Consolidated. . . . .               30,293    27,481    27,083     26,051    26,498    26,680     26,522
Combined, including
  share of partnerships             43,493    41,005    40,072     39,337    40,101    39,757     39,252
Combined, including
  partnerships at 100%              71,895    70,374    68,214     67,910    69,305    68,333     67,052


EARNINGS AND CASH FLOWS
-----------------------

EBITDA (c). . . . . .               26,138    22,415    23,614     24,628    24,460    25,930     25,231
FFO . . . . . . . . .               14,684    11,789    12,717     13,859    14,306    16,105     15,828
AFFO. . . . . . . . .               13,253    10,559    11,408     13,072    12,926    14,646     14,601
Net income. . . . . .                5,935     2,928     3,708      8,752    17,652     7,291      6,660
Dividends (d) . . . .               11,787    11,758    11,733     11,926    12,316    12,432     12,286
Cash flows from
  operating activities              20,661    15,094    11,642     11,200    17,111    19,077     10,143
Cash flows from
  investing activities            (113,754)   (8,576)  (20,700)    15,284    50,083   (50,122)    (7,637)
Cash flows from
  financing activities              90,210    (4,021)    9,496    (27,701)  (67,685)   32,758     (5,981)




Third Quarter 2003                                                                              Page 6
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                              SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                         Quarter Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
PER SHARE DATA -
DILUTED
-----------------
FFO . . . . . . . . . $               0.57      0.48      0.52       0.56      0.56      0.62       0.61
AFFO. . . . . . . . .                 0.51      0.43      0.47       0.53      0.51      0.56       0.56
Net income allocable
  to common shares. .                 0.21      0.06      0.10       0.40      0.87      0.29       0.26
Common dividends. . .                 0.48      0.48      0.48       0.48      0.48      0.48       0.48
FFO payout ratio
  (based on per
  share amounts). . .                  84%      100%       92%        86%       86%       78%        79%
AFFO payout ratio
  (based on per
  share amounts). . .                  94%      111%      102%        91%       95%       86%        86%

NUMBER OF
APARTMENT HOMES
---------------
STABILIZED COMMUNITIES

Wholly-owned. . . . .               14,100    12,260    12,260     11,722    11,851    12,441     12,247
Partnerships. . . . .               14,189    16,271    15,573     15,811    15,595    15,911     15,011
                      ---------------------------------------- ------------------------------ ----------
                                    28,289    28,531    27,833     27,533    27,446    28,352     27,258
                      ---------------------------------------- ------------------------------ ----------

COMMUNITIES UNDER
 DEVELOPMENT
 AND/OR LEASE-UP
-----------------
Wholly-owned. . . . .                  322       322       322        322       542       542        322
Partnerships. . . . .                1,495     1,495     1,919      2,219     2,215     2,215      2,615
                      ---------------------------------------- ------------------------------ ----------
                                     1,817     1,817     2,241      2,541     2,757     2,757      2,937
                      ---------------------------------------- ------------------------------ ----------
Total . . . . . . . .               30,106    30,348    30,074     30,074    30,203    31,109     30,195
                      ======================================== ============================== ==========

See notes on following pages

Third Quarter 2003                                                                              Page 7
Supplemental Information                                             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                          SELECTED FINANCIAL AND OPERATING INFORMATION
                                                                                         Quarter Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
CAPITALIZATION
--------------

REAL ESTATE AT COST,
 BEFORE DEPRECIATION
Consolidated. . . . . $            948,532   794,934   794,908    768,281   793,559   813,089    802,320
Combined, including
 share of partnerships           1,367,243 1,247,145 1,242,259  1,221,309 1,237,355 1,263,186  1,208,133
Combined, including
 partnerships at 100%            2,210,026 2,205,101 2,185,711  2,170,783 2,159,926 2,171,530  2,065,698

TOTAL ASSETS
Consolidated. . . . . $          1,069,187   953,547   950,693    920,854   919,849   964,800    915,344
Combined, including
 share of partnerships           1,285,536 1,173,354 1,169,970  1,148,778 1,146,244 1,170,959  1,112,731

DEBT
Consolidated. . . . . $            522,672   462,781   457,950    421,554   403,193   450,268    405,126
Combined, including
 share of partnerships             731,110   674,373   669,648    637,726   620,184   648,965    592,300

SHARE INFORMATION
Common shares
 outstanding. . . . .           19,503,20716,928,64016,787,100 16,695,25017,557,17818,120,296 18,110,659
Preferred shares
 outstanding (g). . .            4,025,000 4,025,000 4,025,000  4,025,000 4,025,000 4,025,000  4,025,000
Operating Partnership
 units outstanding
 (f). . . . . . . . .            3,473,482 3,545,993 3,547,685  3,618,803 3,652,165 3,655,364  3,664,396
                      -----------------------------------------------------------------------------------
Total shares and
 units outstanding. .           27,001,68924,499,63324,359,785 24,339,05325,234,34325,800,660 25,800,055
                      ===================================================================================




Third Quarter 2003                                                                              Page 8
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                              SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                         Quarter Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)

                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
Weighted average shares
 and units outstanding          25,813,84424,433,34824,348,851 24,653,12825,542,93325,800,241 25,787,270

Share price,
 end of period. . . . $              26.20     23.55     21.05      21.28     22.08     26.00      25.22

EQUITY MARKET
 CAPITALIZATION . . .              707,444   576,966   512,773    517,935   557,174   670,817    650,677

MARKET CAPITALIZATION
Consolidated. . . . . $          1,230,116 1,039,747   970,723    939,489   960,367 1,121,085  1,055,803
Combined, including
 share of partnerships           1,441,528 1,251,339 1,182,421  1,158,413 1,177,358 1,319,782  1,242,977
Combined,including
 partnerships at 100%            2,347,468 2,280,515 2,166,147  2,188,835 2,113,925 2,334,010  2,179,544

DEBT SERVICE (h)
----------------
INTEREST EXPENSE

Consolidated. . . . . $              6,255     5,913     6,296      6,560     6,027     6,046      5,762
Combined, including
 share of partnerships              10,126     9,754    10,042     10,363     9,930     9,656      9,175

CAPITALIZED INTEREST

Consolidated. . . . .                  498       643       392        353     1,013       962      1,054
Combined, including
 share of partnerships                 540       734       444        423     1,051       985      1,072

SCHEDULED PRINCIPAL
 PAYMENTS (normal
 amortization)

Consolidated. . . . .                1,043       968       952      1,094     1,075     1,105      1,183
Combined, including
 share of partnerships               1,583     1,511     1,528      1,657     1,619     1,634      1,735

See notes on following pages

Third Quarter 2003                                                                              Page 9
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                          SELECTED FINANCIAL AND OPERATING INFORMATION
                                                                                         Quarter Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)

                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
OPERATIONAL RATIOS
------------------

EBITDA, AS PERCENT
 OF TOTAL MARKET
 CAPITALIZATION
Consolidated. . . . .                 8.1%      8.5%      9.7%      10.5%     10.2%      9.2%       9.6%
Combined, including
 share of unconsoli-
 dated affiliates debt                6.9%      7.1%      8.0%       8.5%      8.3%      7.9%       8.1%

INTEREST COVERAGE
Consolidated. . . . .                  4.0       3.8       3.7        3.8       4.1       4.3        4.4
Combined, including
 share of partnerships                 2.5       2.3       2.4        2.4       2.5       2.7        2.7

FIXED CHARGE COVERAGE (i)
Consolidated. . . . .                  3.0       2.8       2.9        2.9       3.1       3.2        3.2
Combined, including
 share of partnerships                 2.1       1.9       2.0        2.0       2.1       2.2        2.2

FINANCIAL RATIOS
----------------

DEBT TO TOTAL MARKET
 CAPITALIZATION
Consolidated. . . . .                42.5%     44.5%     47.2%      44.9%     42.0%     40.2%      38.4%
Combined, including
 share of uncon-
 solidated affiliates                50.9%     53.9%     56.6%      55.3%     52.7%     49.2%      47.7%

DEBT TO TOTAL ASSETS, AT
 COST (before
 depreciation)
Consolidated. . . . .                48.2%     42.7%     42.5%      40.5%     38.9%     41.9%      39.6%
Combined, including
 share of partnerships               50.0%     50.0%     50.1%      48.8%     47.8%     49.4%      47.2%

Third Quarter 2003                                                                             Page 10
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                              SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                         Quarter Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)

Notes:

  (a)All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
     Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

     Reconciliation of Consolidated Total Revenue for each quarter is as follows:

                                       2003                                      2002
                   --------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
      Community
       revenue. . . .   $           30,293    27,481    27,083     26,051    26,498    26,680     26,522
      Income from
       partnerships .                1,309     1,469     1,457      1,751     1,569     2,255      2,029
      Other income. .                1,400       700       652      1,605     1,416     1,319        721
       Loss from the
       Service
       Companies. . .                  729      (249)      (42)     --        --        --         --
                        --------  --------  --------  --------   --------  --------  --------   --------
      Consolidated
       total revenue
       (see detail
       on page 15). .   $           33,731    29,401    29,150     29,407    29,483    30,254     29,272
                        ========  ========  ========  ========   ========  ========  ========   ========

  (b)All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.  Excludes revenues of the Service Companies.

  (c)Starting 2003, includes an adjustment to add back the Service Companies' taxes and depreciation (see page 46).  In prior periods the Service Companies were not consolidated and this adjustment was not made.

  (d)Represents dividends paid on all common and preferred shares.

  (e)All preferred shares are convertible to common shares at the option of the holder.




Third Quarter 2003                                                                             Page 11
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                              SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                         Quarter Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)




  (f)Represents Minority Interest on the Company's Consolidated Balance Sheets.

  (g)Includes 43,400 and 47,900 restricted shares as of June 30, 2003 and September 30, 2003, respectively.

  (h)Excludes amortization of deferred and other financing costs.

  (i)Includes interest expense and preferred dividends and excludes principal amortization.

  (j)Non-cash impairment loss of $1,191 recorded as a change against net income in the three months ended
     June 30, 2003 had previously not been recorded as a change against EBITDA, FFO and AFFO.  As a result of recent guidance from the Securities and exchange Commission, EBITDA, FFO and AFFO for the three months ended June 30, 2003, together with related per share amounts, have been revised downward to include this change.




























Third Quarter 2003                                                                             Page 12
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                 FUNDS FROM OPERATIONS
                                                                                         Quarter Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)

                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------

Company's share of
 communities' EBITDA
 (a). . . . . . . . .  $            24,623    23,988    24,139     24,811     24,182   25,824     26,050

Share of Service
 Companies'
 EBITDA/FFO (b) . . .                1,720       228       563        472        80       (24)      (230)
Other income. . . . .                  193       188       196        199       242        83        254
Co-investment fee
 income (c) . . . . .                1,207       512       456        934     1,094     1,260        697
General and
 administrative . . .               (1,605)   (1,310)   (1,740)    (1,238)   (1,138)   (1,213)    (1,540)
Non-cash impairment
 loss (on investment
 community in 2003) .                --       (1,191)    --          (550)    --        --         --
                      ---------------------------------------- ------------------------------ ----------

EARNINGS BEFORE INTEREST,
 TAXES, DEPRECIATION
 AND AMORTIZATION
 (EBITDA) . . . . . .               26,138    22,415    23,614     24,628    24,460    25,930     25,231
                      ---------------------------------------- ------------------------------ ----------

INTEREST EXPENSE (d)
Wholly-owned communities
 and portfolio debt .               (6,537)   (6,253)   (6,492)    (6,784)   (6,235)   (6,242)    (5,946)
Share of partnership
 communities. . . . .               (3,926)   (3,896)   (3,800)    (3,985)   (3,919)   (3,583)    (3,457)
                      ---------------------------------------- ------------------------------ ----------
                                   (10,463)  (10,149)  (10,292)   (10,769)  (10,154)   (9,825)    (9,403)
                      ---------------------------------------- ------------------------------ ----------






Third Quarter 2003                                                                             Page 13
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                     FUNDS FROM OPERATIONS - CONTINUED
                                                                                         Quarter Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
SERVICE COMPANIES TAXES
 AND DEPRECIATION AND
 AMORTIZATION
  Taxes . . . . . . .                 (213)      303       155      --        --        --         --
  Depreciation and
   amortization . . .                 (778)     (780)     (760)     --        --        --         --
                      ---------------------------------------- ------------------------------ ----------
                                      (991)     (477)     (605)     --        --        --         --
                      ---------------------------------------- ------------------------------ ----------
FUNDS FROM OPERATIONS
 (FF0). . . . . . . .               14,684    11,789    12,717     13,859    14,306    16,105     15,828
                      ---------------------------------------- ------------------------------ ----------
CAPITAL EXPENDITURES
 PAID FROM FFO (e)
Wholly-owned
 communities. . . . .               (1,100)     (834)   (1,084)      (573)   (1,093)   (1,159)    (1,005)
Share of partnership
 communities. . . . .                 (331)     (396)     (225)      (214)     (287)     (300)      (222)
                      ---------------------------------------- ------------------------------ ----------
                                    (1,431)   (1,230)   (1,309)      (787)   (1,380)   (1,459)    (1,227)
                      ---------------------------------------- ------------------------------ ----------
ADJUSTED FUNDS FROM
 OPERATIONS (AFFO). . $             13,253    10,559    11,408     13,072    12,926    14,646     14,601
                      ======================================== ============================== ==========

Notes:

  (a)Includes discontinued operations.  See page 42 for reconciliation of community revenue and expenses to the Company's share of communities' EBITDA.

  (b)In 2003, includes share of EBITDA, net of intercompany interest elimination.  In 2002, includes interest income and share of income from the Service Companies.

  (c)See page 45.

  (d)Includes amortization of deferred and other financing costs.

  (e)For details, refer to the Company's Management Discussion and Analysis in the relevant Form 10-K or
     Form 10-Q filed with the SEC.

Third Quarter 2003                                                                             Page 14
Supplemental Information                                             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                             CONSOLIDATED (a) STATEMENTS OF OPERATIONS
                                                                                    Three Months Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
RENTAL OPERATIONS
Revenue:
 Rental . . . . . . . $             27,981    25,441    25,397     24,567    24,731    25,018     24,974
 Other. . . . . . . .                2,312     2,040     1,686      1,484     1,767     1,662      1,548
                      ---------------------------------------- ------------------------------ ----------
                                    30,293    27,481    27,083     26,051    26,498    26,680     26,522
                      ---------------------------------------- ------------------------------ ----------
Expenses:
 Rental . . . . . . .               13,837    11,974    11,321     10,476    11,672    10,913     10,085
 Interest and amorti-
  zation of deferred
  financing costs . .                6,537     6,253     6,492      6,784     6,235     6,242      5,946
 Depreciation . . . .                7,012     5,546     5,518      5,206     5,167     5,110      5,040
                      ---------------------------------------- ------------------------------ ----------
                                    27,386    23,773    23,331     22,466    23,074    22,265     21,071
                      ---------------------------------------- ------------------------------ ----------
                                     2,907     3,708     3,752      3,585     3,424     4,415      5,451
Income from
 partnerships (b) . .                1,309     1,469     1,457      1,751     1,569     2,255      2,029
                      ---------------------------------------- ------------------------------ ----------
Income from rental
 operations . . . . .                4,216     5,177     5,209      5,336     4,993     6,670      7,480
                      ---------------------------------------- ------------------------------ ----------

OTHER INCOME
 Interest and share
  of loss from the
  Service Companies .                --        --        --           472        80       (24)      (230)
 Fee income from
  unconsolidated
  partnerships. . . .                1,207       512       456        934     1,094     1,260        587
 Other income . . . .                  193       188       196        199       242        83        364
                      ---------------------------------------- ------------------------------ ----------
                                     1,400       700       652      1,605     1,416     1,319        721
                      ---------------------------------------- ------------------------------ ----------


Third Quarter 2003                                                                             Page 15
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                 CONSOLIDATED (a) STATEMENTS OF OPERATIONS - CONTINUED
                                                                                    Three Months Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)

                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
SERVICE COMPANIES'
 OPERATIONS
 Total revenue. . . .               19,144    14,041    22,153      --        --        --         --
 Total expenses . . .               18,415    14,290    22,195      --        --        --         --
                      ---------------------------------------- ------------------------------ ----------
   Loss from
    Service Companies'
    operations. . . .                  729      (249)      (42)     --        --        --         --
                      ---------------------------------------- ------------------------------ ----------

GENERAL AND
 ADMINISTRATIVE . . .                1,605     1,310     1,740      1,238     1,138     1,213      1,540

Provision for loss on
 land held for
 development or sale.                --        --        --           550     --        --         --
                      ---------------------------------------- ------------------------------ ----------

INCOME FROM CONTINUING
 OPERATIONS BEFORE
 SHARE OF GAINS ON
 SALES OF PROPERTIES.                4,740     4,318     4,079      5,153     5,271     6,776      6,661
Gain on sale of
 residential property
 including share of
 gains on sales of a
 partnership's
 properties . . . . .                1,959     --        --         --          678       605      --
Impairment of invest-
 ment in partnership.                --       (1,191)    --         --        --        --         --
                      ---------------------------------------- ------------------------------ ----------
INCOME FROM CONTINUING
 OPERATIONS BEFORE
 MINORITY INTEREST. .                6,699     3,127     4,079      5,153     5,949     7,381      6,661
  Minority interest .                  764       199       371        560       674       913        779
                      ---------------------------------------- ------------------------------ ----------
INCOME FROM CONTINUING
 OPERATIONS . . . . .                5,935     2,928     3,708      4,593     5,275     6,468      5,882
                      ---------------------------------------- ------------------------------ ----------



Third Quarter 2003                                                                             Page 16
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                 CONSOLIDATED (a) STATEMENTS OF OPERATIONS - CONTINUED
                                                                                    Three Months Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
Income from discon-
 tinued operations,
 net of minority
 interest (c) . . . .                --        --        --           322       550       823        778
Gain on sale of discon-
 tinued operations,
 net of minority
 interest . . . . . .                --        --        --         3,837    11,827     --         --
                      ---------------------------------------- ------------------------------ ----------
                                     --        --        --         4,159    12,377       823        778
                      ---------------------------------------- ------------------------------ ----------

NET INCOME. . . . . .                5,935     2,928     3,708      8,752    17,652     7,291      6,660
Net income attributable
 to preferred shares.                1,981     1,980     1,981      1,981     1,980     1,946      2,082
                      ---------------------------------------- ------------------------------ ----------
NET INCOME ATTRIBUTABLE
 TO COMMON SHARES . . $              3,954       948     1,727      6,771    15,672     5,345      4,578
                      ======================================== ============================== ==========

Notes:

  (a)All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
     Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

  (b)Includes other items of partnership operations such as interest income on invested funds, legal, audit and other costs of partnership administration including asset management fees paid to the Company, compensation received in the form of cash flow preference and share of income in excess of the Company's ownership percentage.

  (c)No interest expense is associated with discontinued operations.







Third Quarter 2003                                                                             Page 17
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                 COMBINED (a) STATEMENTS OF OPERATIONS
                                                                                    Three Months Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
RENTAL OPERATIONS
Revenue:
 Rental . . . . . . . $             40,170    37,924    37,493     36,999    37,379    37,260     36,896
 Other. . . . . . . .                3,323     3,081     2,579      2,338     2,722     2,497      2,356
                      ---------------------------------------- ------------------------------ ----------
                                    43,493    41,005    40,072     39,337    40,101    39,757     39,252
                      ---------------------------------------- ------------------------------ ----------
Expenses:
 Rental . . . . . . .               19,355    17,606    16,540     15,510    17,347    16,160     15,062
 Interest and amorti-
  zation of deferred
  financing costs . .               10,463    10,148    10,292     10,769    10,154     9,824      9,404
 Depreciation . . . .                9,944     8,662     8,638      8,315     8,233     8,078      7,908
                      ---------------------------------------- ------------------------------ ----------
                                    39,762    36,416    35,470     34,594    35,734    34,062     32,374
                      ---------------------------------------- ------------------------------ ----------
                                     3,731     4,589     4,602      4,743     4,367     5,695      6,878
Income from
 partnerships . . . .                --        --        --         --        --        --         --
                      ---------------------------------------- ------------------------------ ----------
Income from rental
 operations . . . . .                3,731     4,589     4,602      4,743     4,367     5,695      6,878
                      ---------------------------------------- ------------------------------ ----------

OTHER INCOME
 Interest and share of
  loss from the
  Service Companies .                --        --        --           472        80       (24)      (230)
 Fee income from
  unconsolidated
  partnerships. . . .                1,207       512       456        934     1,094     1,260        587
 Other income (b) . .                  678       776       803        792       868     1,058        966
                      ---------------------------------------- ------------------------------ ----------
                                     1,885     1,288     1,259      2,198     2,042     2,294      1,323
                      ---------------------------------------- ------------------------------ ----------


Third Quarter 2003                                                                             Page 18
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                     COMBINED (a) STATEMENTS OF OPERATIONS - CONTINUED
                                                                                    Three Months Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
SERVICE COMPANIES'
 OPERATIONS
 Total revenue. . . .               19,144    14,041    22,153      --        --        --         --
 Total expenses . . .               18,415    14,290    22,195      --        --        --         --
                      ---------------------------------------- ------------------------------ ----------
                                       729      (249)      (42)     --        --        --         --
                      ---------------------------------------- ------------------------------ ----------

GENERAL AND
 ADMINISTRATIVE . . .                1,605     1,310     1,740      1,238     1,138     1,213      1,540

Provision for loss on
 land held for
 development or sale.                --        --        --           550     --        --         --
                      ---------------------------------------- ------------------------------ ----------

INCOME FROM CONTINUING
 OPERATIONS BEFORE
 SHARE OF GAINS ON
 SALES OF PROPERTIES.                4,740     4,318     4,079      5,153     5,271     6,776      6,661
Gain on sale of
 residential property
 including share of
 gains on sales of
 a partnership's
 properties . . . . .                1,959     --        --         --          678       605      --
Impairment of
 investment in
 partnership. . . . .                --       (1,191)    --         --        --        --         --
                      ---------------------------------------- ------------------------------ ----------
INCOME FROM CONTINUING
 OPERATIONS BEFORE
 MINORITY INTEREST. .                6,699     3,127     4,079      5,153     5,949     7,381      6,661
  Minority interest .                  764       199       371        560       674       913        779
                      ---------------------------------------- ------------------------------ ----------
INCOME FROM CONTINUING
 OPERATIONS . . . . .                5,935     2,928     3,708      4,593     5,275     6,468      5,882
                      ---------------------------------------- ------------------------------ ----------



Third Quarter 2003                                                                             Page 19
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                     COMBINED (a) STATEMENTS OF OPERATIONS - CONTINUED
                                                                                    Three Months Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
Income from discontinued
 operations, net of
 minority interest
 (c). . . . . . . . .                --        --        --           322       550       823        778
Gain on sale of
 discontinued operations,
 net of minority
 interest . . . . . .                --        --        --         3,837    11,827     --         --
                      ---------------------------------------- ------------------------------ ----------
                                     --        --        --         4,159    12,377       823        778
                      ---------------------------------------- ------------------------------ ----------

NET INCOME. . . . . .                5,935     2,928     3,708      8,752    17,652     7,291      6,660
Net income attributable
 to preferred shares.                1,981     1,980     1,981      1,981     1,980     1,946      2,082
                      ---------------------------------------- ------------------------------ ----------
NET INCOME ATTRIBUTABLE
 TO COMMON SHARES . . $              3,954       948     1,727      6,771    15,672     5,345      4,578
                      ======================================== ============================== ==========

Notes:

  (a)All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

  (b)Includes other items of partnership operations such as interest income on invested funds, legal, audit and other costs of partnership administration including asset management fees paid to the Company, compensation received in the form of cash flow preference and share of income in excess of the Company's ownership percentage.

  (c)No interest expense is associated with discontinued operations.






Third Quarter 2003                                                                             Page 20
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                       CONSOLIDATED (a) BALANCE SHEETS
                                                                     (Unaudited, dollars in thousands)

                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------

ASSETS
Rental apartments
 Land . . . . . . . . $            125,222   105,098   100,966     97,700    98,641    99,013     99,784
 Depreciable property              810,666   677,232   653,002    631,480   636,350   636,686    646,122
                      ---------------------------------------- ------------------------------ ----------
                                   935,888   782,330   753,968    729,180   734,991   735,699    745,906
Less: Accumulated
 depreciation . . . .             (138,343) (131,332) (125,786)  (120,268) (116,039) (110,733)  (112,501)
                      ---------------------------------------- ------------------------------ ----------
                                   797,545   650,998   628,182    608,912   618,952   624,966    633,405
Rental apartments
 held for sale, net
 of accumulated
 depreciation . . . .                --        --        --         --        --       20,401      --
Rental apartments
 under development. .                --        --       26,692     24,943    34,532    25,477     13,254
Land held for
 development or sale.               12,644    12,604    14,248     14,158    24,036    24,372     43,160

Investments in
 partnerships (b) . .              169,363   193,244   193,356    197,517   192,734   221,487    187,327

Cash and
 cash equivalents . .                6,090     5,357     5,927      6,038     3,639     4,129      2,417
Service Companies'
 assets . . . . . . .               66,930    61,978    55,013     49,158     --        --         --
Notes and Advances to
 the Service Companies               --        --        --         --       26,719    26,379     19,048
Other assets and
 deferred expenses,
 net (c). . . . . . .               16,615    29,366    27,275     20,128    19,237    17,589     16,733
                      ---------------------------------------- ------------------------------ ----------
    TOTAL ASSETS. . . $          1,069,187   953,547   950,693    920,854   919,849   964,800    915,344
                      ======================================== ============================== ==========





Third Quarter 2003                                                                             Page 21
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                           CONSOLIDATED (a) BALANCE SHEETS - CONTINUED
                                                                     (Unaudited, dollars in thousands)


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
LIABILITIES
Debt. . . . . . . . . $            522,672   462,781   457,950    421,554   403,193   450,268    405,126
Distributions in
 excess of investments
 in and earnings from
 partnerships . . . .                6,175     5,969     5,822      4,806     4,685     4,514      --
Accrued expenses and
 other liabilities. .               38,069    35,497    32,168     33,391    28,464    25,831     20,934
                      ---------------------------------------- ------------------------------ ----------
   TOTAL LIABILITIES.              566,916   504,247   495,940    459,751   436,342   480,613    426,060
                      ---------------------------------------- ------------------------------ ----------

Mandatorily redeemable
 convertible preferred
 shares . . . . . . .               93,247    93,247    93,247     93,247    93,247    93,247     93,287

Minority interest . .               61,718    61,579    63,198     65,728    67,428    66,433     67,339

Total shareholders'
 equity . . . . . . .              347,306   294,474   298,308    302,128   322,832   324,507    327,658
                      ---------------------------------------- ------------------------------ ----------
   TOTAL LIABILITIES
    AND SHAREHOLDERS'
    EQUITY. . . . . . $          1,069,187   953,547   950,693    920,854   919,849   964,800    914,344
                      ======================================== ============================== ==========

Notes:

  (a)All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
     Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

  (b)See details in the Company's Form 10-K or Form 10-Q filed with the SEC.







Third Quarter 2003                                                                             Page 22
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                           CONSOLIDATED (a) BALANCE SHEETS - CONTINUED
                                                                     (Unaudited, dollars in thousands)
  (c)Includes the following:

                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
      Deferred financing
       costs, net . . $              5,887     4,982     3,877      3,962     3,568     3,724      4,025
      Deferred develop-
       ment costs . .                4,053     3,738     4,780      4,557     4,380     4,203      1,982
      Operating
       receivables
       and prepaid
       expenses . . .                1,989     2,340     3,007      3,311     1,856     2,074      3,045
      Deposits and
       restricted cash               2,420     2,179     2,166      3,016     2,830     2,212      2,892
      Notes receivable               1,874    10,960    11,168      2,179     2,132     2,086      2,988
      Advances to
       affiliates . .                 (287)    4,655     1,524      2,381     3,493     2,524      1,178
      Other . . . . .                  679       512       753        722       978       766        623
                      ---------------------------------------- ------------------------------ ----------
                      $             16,615    29,366    27,275     20,128    19,237    17,589     16,733
                      ======================================== ============================== ==========




















Third Quarter 2003                                                                             Page 23
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                           COMBINED (a) BALANCE SHEETS
                                                                     (Unaudited, dollars in thousands)

                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------

ASSETS
Rental apartments
 Land . . . . . . . . $            178,058   162,671   156,655    153,873   154,160   155,011    150,081
 Depreciable property            1,141,120 1,039,799 1,002,147    984,053   985,362   997,119    966,158
                      ---------------------------------------- ------------------------------ ----------
                                 1,319,178 1,202,470 1,158,802  1,137,926 1,139,522 1,152,130  1,116,239
Less: Accumulated
 depreciation . . . .             (178,820) (174,068) (165,407)  (158,973) (151,636) (143,763)  (143,282)
                      ---------------------------------------- ------------------------------ ----------
                                 1,140,358 1,028,402   993,395    978,953   987,886 1,008,367    972,957
Rental apartments
 held for sale, net
 of accumulated
 depreciation . . . .                --        --        --         --        --       20,401      --
Rental apartments
 under development. .               35,421    32,071    69,209     69,225    73,797    59,142     48,735
Land held for
 development or sale.               12,644    12,604    14,248     14,158    24,036    24,372     43,160
Investments in
 partnerships (b) . .                --        --        --         --        --        --         --
Cash and
 cash equivalents . .                9,699     8,898    10,058     13,042    11,593    11,394      8,546
Service Companies'
 assets . . . . . . .               66,930    61,978    55,013     49,158     --        --         --
Notes and Advances to
 the Service Companies               --        --        --         --       26,718    26,379     18,914
Other assets and
 deferred expenses,
 net (c). . . . . . .               20,484    29,401    28,047     24,242    22,214    20,904     20,419
                      ---------------------------------------- ------------------------------ ----------
    TOTAL ASSETS. . . $          1,285,536 1,173,354 1,169,970  1,148,778 1,146,244 1,170,959  1,112,731
                      ======================================== ============================== ==========







Third Quarter 2003                                                                             Page 24
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                               COMBINED (a) BALANCE SHEETS - CONTINUED
                                                                     (Unaudited, dollars in thousands)


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
LIABILITIES
Debt. . . . . . . . . $            731,110   674,373   669,648    637,726   620,184   648,965    592,300
Accrued expenses and
 other liabilities. .               52,155    49,681    45,569     49,949    42,553    37,807     32,147
                      ---------------------------------------- ------------------------------ ----------
   TOTAL LIABILITIES.              783,265   724,054   715,217    687,675   662,737   686,772    624,447
                      ---------------------------------------- ------------------------------ ----------

Mandatorily redeemable
 convertible preferred
 shares . . . . . . .               93,247    93,247    93,247     93,247    93,247    93,247     93,287

Minority interest . .               61,718    61,579    63,198     65,728    67,428    66,433     67,339

Total shareholders'
 equity . . . . . . .              347,306   294,474   298,308    302,128   322,832   324,507    327,658
                      ---------------------------------------- ------------------------------ ----------
   TOTAL LIABILITIES
    AND SHAREHOLDERS'
    EQUITY. . . . . . $          1,285,536 1,173,354 1,169,970  1,148,778 1,146,244 1,170,959  1,112,731
                      ======================================== ============================== ==========

Notes:

  (a)All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

  (b)See details in the Company's Form 10-K or Form 10-Q filed with the SEC.











Third Quarter 2003                                                                             Page 25
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                               COMBINED (a) BALANCE SHEETS - CONTINUED
                                                                     (Unaudited, dollars in thousands)
  (c)Includes the following:

                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
      Deferred financing
       costs, net . . $              7,358     6,510     5,465      5,600     5,180     5,847      5,586
      Deferred develop-
       ment costs . .                4,053     3,738     4,780      4,557     4,380     4,203      1,982
      Operating
       receivables
       and prepaid
       expenses . . .                2,206     2,716     3,492      4,077     1,996     2,877      3,549
      Deposits and
       restricted cash               4,139     3,423     3,221      4,655     4,245     3,309      4,203
      Notes receivable               1,874     8,277     8,485      2,179     2,132     2,086      2,988
      Advances to
       affiliates . .                 (144)    3,956     1,565      2,202     3,000     1,670      1,178
      Other . . . . .                  998       781     1,039        972     1,281       912        933
                      ---------------------------------------- ------------------------------ ----------
                      $             20,484    29,401    28,047     24,242    22,214    20,904     20,419
                      ======================================== ============================== ==========




















Third Quarter 2003                                                                             Page 26
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                     DEBT AND PREFERRED SHARES SUMMARY
                                                                                    September 30, 2003
                                                                     (Unaudited, dollars in thousands)

CONSOLIDATED DEBT (a)
---------------------
                                            Weighted
                                            Average    Years to
Type of                          Percent    Interest   Maturity                                  Variable
of Indebtedness       Balance    of Total   Rate (c)     (d)      Secured   Unsecured   Fixed      (e)
---------------       --------   --------   --------   --------   --------  ---------  --------  --------
Conventional
  mortgages . . . . . $300,322      57.5%       7.1%        5.9    300,322      --      300,322     --
Construction
  financing . . . . .    --            0%         0%        0.0      --         --        --        --
Tax-exempt debt . . .   50,250       9.6%       2.4%        1.1     50,250      --        --       50,250
Credit facilities (f)  164,000      31.4%       4.1%        2.6      --       164,000    85,000    79,000
Other (g) . . . . . .    8,100       1.5%       2.0%        0.0      --         8,100     --        8,100
                      --------    -------    -------    -------    -------    -------   -------   -------
    Total . . . . . . $522,672     100.0%       5.6%        4.3    350,572    172,100   385,322   137,350
                      ========    =======    =======    =======    =======    =======   =======   =======
  Percent of total. .                                                67.1%      32.9%     73.7%     26.3%
                                                                   =======    =======   =======   =======

COMBINED DEBT, INCLUDING SHARE OF PARTNERSHIPS (b)
--------------------------------------------------
                                            Weighted
                                            Average    Years to
Type of                          Percent    Interest   Maturity                                  Variable
of Indebtedness       Balance    of Total   Rate (c)     (d)      Secured   Unsecured   Fixed      (e)
---------------       --------   --------   --------   --------   --------  ---------  --------  --------
Conventional
  mortgages . . . . . $499,912      68.4%       7.1%        6.0    499,912      --      499,912     --
Construction
  financing . . . . .   11,822       1.6%       3.1%        1.5     11,822      --       10,000     1,822
Tax-exempt debt . . .   50,250       6.9%       2.4%        1.1     50,250      --       85,000    50,250
Credit facilities (f)  164,000      22.4%       4.1%        2.6      --       164,000     --       79,000
Other (g) . . . . . .    5,126       0.7%       2.0%        0.0      --         5,126     --        5,126
                      --------    -------    -------    -------    -------    -------   -------   -------
    Total . . . . . . $731,110     100.0%       6.0%        4.8    561,984    169,126   594,912   136,198
                      ========    =======    =======    =======    =======    =======   =======   =======
  Percent of total. .                                                76.9%      23.1%     81.4%     18.6%
                                                                   =======    =======   =======   =======
See notes on the following page

Third Quarter 2003                                                                             Page 27
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                     DEBT AND PREFERRED SHARES SUMMARY
                                                                                    September 30, 2003
                                                                     (Unaudited, dollars in thousands)

PREFERRED SHARES
----------------

                                                        Number of         Out-                  Current
                             Date          Original     Shares at       standing   Dividend    Liquidation
Security                   of Issue         Issue       Issuance         Shares      Rate      Preference
----------------------     ---------       --------     ---------       --------   --------    -----------

Convertible Preferred
  Series A                   1/30/96       $ 20,000     1,200,000        100,000      (h)           2,023

Convertible Preferred
  Series B                     (i)           75,000     3,125,000      3,125,000      (j)          76,516

Convertible Preferred
  Series D (k)              10/31/01         20,000       800,000        800,000      (l)          20,433



Notes:

  (a)All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
     Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

  (b)All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

  (c)The Weighted Average Interest Rate for variable rate debt reflects (i) the variable rate in effect on the last day of the period (ii) the effective fixed interest rates on swaps and (iii) each financing's respective lender credit spread.

  (d)Years to Maturity reflects the expiration date of the credit enhancements supporting Tax-exempt debt, not the actual maturity dates of the bonds, which are in 2024.





Third Quarter 2003                                                                             Page 28
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                         DEBT AND PREFERRED SHARES SUMMARY - CONTINUED
                                                                                    September 30, 2003
                                                                     (Unaudited, dollars in thousands)



  (e)The following summarizes interest rate limitation and swap contracts associated with the Credit
     Facilities:


                                                                          Fixed Rate,
                                                                           Excluding
                                                                            Lender
     Type of                                                Notional        Credit           Term of
     Contract      Counterparty                              Amount         Spread          Contract
     --------      ------------                             --------      -----------    ---------------
     Swap          Harris Trust & Savings Bank               $15,000           6.405%    9/21/99  - 9/20/04
     Swap          Harris Trust & Savings Bank                10,000           6.438%    10/4/99  - 10/4/04
     Swap          Commerzbank                                15,000           4.378%    4/1/04 - 4/1/09
     Cap           Commerzbank                                15,000           4.000%    4/1/04 - 4/1/09
     Swap          PNC Bank, N.A.                             30,000           4.510%    4/1/04 - 4/1/09
                                                             -------
                                                             $85,000
                                                             =======

           The following summarizes interest rate swap contracts associated with the construction financing of AMLI at Seven Bridges, in which the Company owns a 20% interest:

















Third Quarter 2003                                                                             Page 29
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                         DEBT AND PREFERRED SHARES SUMMARY - CONTINUED
                                                                                    September 30, 2003
                                                                     (Unaudited, dollars in thousands)

                                                                          Fixed Rate,
                                                                           Excluding
                                                                            Lender
     Type of                                                Notional        Credit           Term of
     Contract      Counterparty                              Amount         Spread          Contract
     --------      ------------                             --------      -----------   ----------------
     Swap          PNC Bank, N.A.                            $50,000           4.670%   7/10/03 -12/10/03


  (f)See note (c) on page 31.

  (g)Demand notes payable by the Company to its managed partnerships.  Combined amount is net of elimination of
     Company's share.

  (h)The dividend per share is equal to the common share dividend.

  (i)Funded in three installments of $25 million each on 3/9/98, 6/30/98 and 9/30/98.

  (j)The dividend per share is the greater of an annualized (i) $1.84 per share or (ii) the amount payable on the common shares.

  (k)800,000 preferred shares were issued at $25 per share.  These shares may be converted to 720,721 common shares, reflecting a conversion price of $27.75 per common share.

  (l)The dividend per share is the greater of an annualized (i) $2.1625 per share or (ii) the amount payable on the common shares.














Third Quarter 2003                                                                             Page 30
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                       DEBT MATURITIES
                                                                                    September 30, 2003
                                                                     (Unaudited, dollars in thousands)

CONSOLIDATED DEBT (a)
---------------------
                                                                                            Wtd. Average
                                                                                              Interest
                                                                                              Rate on
                    Scheduled          Due at                           Percent to            Maturing
Year               Amortization       Maturity          Total             Total                 Debt
----------         ------------      -----------     -----------        -----------         ------------
2003                  $  1,063         22,617            23,680               4.5%                 5.5%
2004                     3,857         22,547            26,404               5.1%                 7.6%
2005                     3,997         31,024            35,021               6.7%                 8.2%
2006                     3,130        199,372(c)        202,502              38.7%                 4.8%
2007                     2,661         32,981            35,642               6.8%                 6.7%
Thereafter              18,723        180,700(d)        199,423              38.2%                 5.7%
                      --------        -------           -------             ------                -----
    Total             $ 33,431        489,241           522,672             100.0%                 5.6%
                      ========        =======           =======             ======                =====
  Percent to Total        6.4%          93.6%            100.0%
                      ========        =======           =======


COMBINED DEBT, INCLUDING SHARE OF PARTNERSHIPS (b)
--------------------------------------------------
                                                                                            Wtd. Average
                                                                                              Interest
                                                                                              Rate on
                    Scheduled          Due at                           Percent to            Maturing
Year               Amortization       Maturity          Total             Total                 Debt
----------         ------------      -----------     -----------        -----------         ------------

2003                  $  1,628         19,643            21,271               2.9%                 5.5%
2004                     6,162         24,987            31,149               4.3%                 7.6%
2005                     6,456         41,024            47,480               6.5%                 7.0%
2006                     5,667        232,616(c)        238,283              32.6%                 5.2%
2007                     4,746         65,552            70,298               9.6%                 7.3%
Thereafter              29,030        293,599(d)        322,629              44.1%                 6.2%
                      --------        -------           -------             ------                -----
    Total             $ 53,689        677,421           731,110             100.0%                 6.0%
                      ========        =======           =======             ======                =====
  Percent to Total        7.3%          92.7%            100.0%
                      ========        =======           =======


Third Quarter 2003                                                                             Page 31
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                           DEBT MATURITIES - CONTINUED
                                                                                    September 30, 2003
                                                                     (Unaudited, dollars in thousands)





Notes:

  (a)All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
     Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

  (b)All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

  (c)The Company's primary unsecured line of credit was replaced in May 2003 with a new $200,000 line of credit maturing in May 2006.

  (d)Includes Bonds which mature in 2024. The credit enhancements on $40,750 and $9,500 expire on
     October 15, 2003 and on December 18, 2004, respectively.

























Third Quarter 2003                                                                             Page 32
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                            SAME STORE COMMUNITIES (a)
                                                                                         QUARTER ENDED

WEIGHTED AVERAGE PHYSICAL OCCUPANCY (b)
---------------------------------------

                     Percent Change -
                     Current Quarter
                      Compared to
             Apart-  ----------------                2003                             2002
             ment      Last    Last   ------------------------------------------------------------------
Market       Homes     Year   Quarter   Dec 31  Sep 30  Jun 30   Mar 31  Dec 31   Sep 30  Jun 30  Mar 31
------       ------   ------  -------   ------  ------  ------   ------  ------   ------  ------  ------

Dallas        7,098     1.9%     1.1%            92.6%   91.5%    88.5%   88.5%    90.7%   91.9%   91.0%
Atlanta       5,395     4.1%     3.3%            94.0%   90.7%    90.3%   90.6%    89.9%   90.4%   90.1%
Austin        2,797     0.5%     2.0%            93.4%   91.4%    90.7%   92.1%    92.9%   91.4%   91.7%
Houston       1,133     1.4%     3.6%            94.6%   91.0%    89.0%   91.1%    93.2%   92.2%   90.6%
Indianapolis  2,428     1.4%     2.8%            94.0%   91.2%    89.4%   91.0%    92.6%   90.7%   88.9%
Kansas City   2,518     1.1%     2.6%            93.3%   90.7%    89.5%   91.1%    92.2%   93.0%   89.5%
Chicago       3,243     2.0%     1.8%            94.0%   92.1%    88.6%   88.4%    92.0%   92.1%   88.8%
Denver          742     5.1%     3.4%            91.9%   88.5%    86.8%   89.4%    86.8%   87.1%   87.9%
             ------   ------  -------   ------  ------  ------   ------  ------   ------  ------  ------

Total        25,354     2.1%     2.2%            93.4%   91.2%    89.3%   90.0%    91.3%   91.4%   90.1%
             ======   ======   ======   ======  ======  ======   ======  ======   ======  ======  ======



















Third Quarter 2003                                                                             Page 33
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                    SAME STORE COMMUNITIES - CONTINUED
                                                                                         QUARTER ENDED

WEIGHTED AVERAGE COLLECTED REVENUE PER OCCUPIED UNIT (c)
---------------------------------------------------------

                     Percent Change -
                     Current Quarter
                      Compared to
             Apart-  ----------------                2003                             2002
             ment      Last    Last   ------------------------------------------------------------------
Market       Homes     Year   Quarter   Dec 31  Sep 30  Jun 30   Mar 31  Dec 31   Sep 30  Jun 30  Mar 31
------       ------   ------  -------   ------  ------  ------   ------  ------   ------  ------  ------

Dallas        7,098    -4.5%    -1.4%              799     811      824     817      836     841     853
Atlanta       5,395    -4.3%    -1.5%              848     862      860     864      886     897     915
Austin        2,797    -7.6%    -3.1%              792     817      819     826      857     875     890
Houston       1,133    -3.6%    -0.9%            1,053   1,063    1,068   1,077    1,092   1,095   1,090
Indianapolis  2,428     0.8%    -0.1%              815     816      816     803      809     811     814
Kansas City   2,518    -0.9%    -0.7%              838     844      835     835      845     855     871
Chicago       3,243    -4.5%    -1.9%            1,079   1,100    1,112   1,111    1,130   1,146   1,154
Denver          742    -9.0%    -4.5%              976   1,021    1,035   1,024    1,072   1,075   1,094
             ------   ------  -------   ------  ------  ------   ------  ------   ------  ------  ------

Total        25,354    -4.0%    -1.5%              867     880      885     883      903     912     924
             ======   ======   ======   ======  ======  ======   ======  ======   ======  ======  ======


Notes:

  (a)Information shown is Combined, including partnership communities at 100%.

  (b)Represents average daily physical occupancy which excludes model units (changed starting with the third quarter 2002 from beginning of the month physical occupancy).

  (c)Represents amounts collected for rent and other income.  Previously reported average rental rate per occupied unit.







Third Quarter 2003                                                                             Page 34
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                            SAME STORE COMMUNITIES (a)
                                                                                         QUARTER ENDED

TOTAL REVENUE (b)
-----------------
                     Percent Change -
                     Current Quarter
                      Compared to
             Apart-  ----------------                2003                             2002
             ment      Last    Last   ------------------------------------------------------------------
Market       Homes     Year   Quarter   Dec 31  Sep 30  Jun 30   Mar 31  Dec 31   Sep 30  Jun 30  Mar 31
------       ------   ------  -------   ------  ------  ------   ------  ------   ------  ------  ------
Dallas        7,098    -2.4%     0.0%           15,769  15,775   15,513  15,409   16,163  16,451  16,483
Atlanta       5,395     0.0%     2.1%           12,920  12,654   12,587  12,686   12,914  13,128  13,357
Austin        2,797    -7.1%    -0.9%            6,207   6,265    6,233   6,380    6,680   6,712   6,840
Houston       1,133    -2.1%     2.9%            3,386   3,290    3,232   3,335    3,458   3,427   3,353
Indianapolis  2,428     2.3%     2.8%            5,570   5,417    5,213   5,309    5,445   5,345   5,252
Kansas City   2,518     0.3%     2.1%            5,904   5,783    5,649   5,743    5,884   6,011   5,890
Chicago       3,243    -0.8%     0.1%            9,869   9,862    9,585   9,548    9,950  10,100   9,798
Denver          742    -3.3%    -1.0%            1,995   2,014    1,995   2,031    2,063   2,079   2,142
             ------   ------  -------   ------  ------  ------   ------  ------   ------  ------  ------
Total        25,354    -1.5%     0.9%           61,619  61,060   60,007  60,441   62,557  63,253  63,115
             ======   ======   ======   ======  ======  ======   ======  ======   ======  ======  ======

EXPENSES (b)
------------
                     Percent Change -
                     Current Quarter
                      Compared to
             Apart-  ----------------                2003                             2002
             ment      Last    Last   ------------------------------------------------------------------
Market       Homes     Year   Quarter   Dec 31  Sep 30  Jun 30   Mar 31  Dec 31   Sep 30  Jun 30  Mar 31
------       ------   ------  -------   ------  ------  ------   ------  ------   ------  ------  ------
Dallas        7,098     2.2%     4.9%            7,596   7,242    6,841   6,699    7,435   7,153   6,990
Atlanta       5,395     8.5%    12.2%            5,484   4,886    4,658   4,122    5,053   4,784   4,596
Austin        2,797   -13.7%    -5.8%            2,713   2,879    2,873   3,154    3,146   2,996   2,830
Houston       1,133     3.4%     0.0%            1,459   1,460    1,406   1,264    1,412   1,505   1,430
Indianapolis  2,428     2.3%     6.2%            2,399   2,258    2,196   2,109    2,345   2,178   2,010
Kansas City   2,518    13.5%    10.3%            2,424   2,198    1,959   1,727    2,135   2,061   2,036
Chicago       3,243     5.0%     2.5%            4,204   4,100    3,692   3,431    4,003   3,908   3,548
Denver          742   -13.7%    -1.6%              718     730      573     682      832     648     624
             ------   ------  -------   ------  ------  ------   ------  ------   ------  ------  ------
Total        25,354     2.4%     4.8%           26,997  25,753   24,198  23,188   26,361  25,233  24,064
             ======   ======   ======   ======  ======  ======   ======  ======   ======  ======  ======

Third Quarter 2003                                                                             Page 35
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                    SAME STORE COMMUNITIES - CONTINUED
                                                                                         QUARTER ENDED

NET OPERATING INCOME (b)
------------------------
                     Percent Change -
                     Current Quarter
                      Compared to
             Apart-  ----------------                2003                             2002
             ment      Last    Last   ------------------------------------------------------------------
Market       Homes     Year   Quarter   Dec 31  Sep 30  Jun 30   Mar 31  Dec 31   Sep 30  Jun 30  Mar 31
------       ------   ------  -------   ------  ------  ------   ------  ------   ------  ------  ------
Dallas        7,098    -6.4%    -4.2%            8,173   8,533    8,672   8,710    8,728   9,298   9,493
Atlanta       5,395    -5.4%    -4.3%            7,436   7,768    7,929   8,564    7,861   8,344   8,761
Austin        2,797    -1.1%     3.2%            3,494   3,386    3,360   3,226    3,534   3,716   4,010
Houston       1,133    -5.8%     5.3%            1,927   1,830    1,826   2,071    2,046   1,922   1,923
Indianapolis  2,428     2.3%     0.3%            3,170   3,159    3,017   3,200    3,100   3,167   3,242
Kansas City   2,518    -7.2%    -2.9%            3,480   3,585    3,690   4,016    3,749   3,950   3,854
Chicago       3,243    -4.7%    -1.7%            5,665   5,762    5,893   6,117    5,947   6,192   6,250
Denver          742     3.7%    -0.5%            1,277   1,284    1,422   1,349    1,231   1,431   1,518
             ------   ------  -------   ------  ------  ------   ------  ------   ------  ------  ------
Total        25,354    -4.3%    -1.9%           34,622  35,307   35,809  37,253   36,196  38,020  39,051
             ======   ======   ======   ======  ======  ======   ======  ======   ======  ======  ======


Notes:

  (a)Information shown is Combined, including partnership communities at 100%.

  (b)See page 42 for reconciliation of same store community revenue, expenses, net operating income and EBITDA.













Third Quarter 2003                                                                             Page 36
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                            SAME STORE COMMUNITIES (a)
                                                                                         QUARTER ENDED


OPERATING EXPENSES
------------------
                     Percent Change -
                     Current Quarter
                      Compared to
                     ----------------                2003                             2002
                       Last    Last   ------------------------------------------------------------------
Expense                Year   Quarter   Dec 31  Sep 30  Jun 30   Mar 31  Dec 31   Sep 30  Jun 30  Mar 31
-------               ------  -------   ------  ------  ------   ------  ------   ------  ------  ------

Personnel              12.9%     3.1%            6,338   6,151    5,592   5,751    5,613   5,722   5,883
Advertising and
 promotion              0.4%    22.9%            1,456   1,185    1,122   1,169    1,451   1,230   1,128
Utilities              16.8%    35.8%            2,254   1,660    1,677   1,461    1,930   1,579   1,623
Building repair
 and maintenance        8.9%    28.8%            3,967   3,080    2,497   2,749    3,643   2,877   2,067
Landscaping and
 grounds maintenance    1.1%   -11.8%            1,299   1,474      999     848    1,285   1,354   1,014
Real estate taxes      -8.7%    -5.5%            7,764   8,212    8,460   7,722    8,508   8,468   8,534
Insurance               8.0%     5.8%            1,133   1,071    1,060     751    1,049   1,045     981
Property management
 fees                  -0.5%     0.0%            2,217   2,218    2,181   2,153    2,227   2,251   2,244
Other                 -13.2%   -19.0%              569     702      610     584      655     707     590
                      ------  -------   ------  ------  ------   ------  ------   ------  ------  ------

                        2.4%     4.8%           26,997  25,753   24,198  23,188   26,361  25,233  24,064
                      ======  =======   ======  ======  ======   ======  ======   ======  ======  ======














Third Quarter 2003                                                                             Page 37
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                    SAME STORE COMMUNITIES - CONTINUED
                                                                                         QUARTER ENDED

CAPITAL EXPENDITURES (b)
------------------------
                     Percent Change -
                     Current Quarter
                      Compared to
                     ----------------                2003                             2002
                       Last    Last   ------------------------------------------------------------------
                       Year   Quarter   Dec 31  Sep 30  Jun 30   Mar 31  Dec 31   Sep 30  Jun 30  Mar 31
                      ------  -------   ------  ------  ------   ------  ------   ------  ------  ------
Total                  15.3%     7.1%            2,031   1,897    1,674   1,187    1,762   1,954   1,517
                      ======  =======   ======  ======  ======   ======  ======   ======  ======  ======
Per apartment home     15.3%     7.1%             0.32    0.30     0.26    0.19     0.28    0.31    0.24
                      ======  =======   ======  ======  ======   ======  ======   ======  ======  ======

TOTAL OPERATING COST (c)
------------------------
                     Percent Change -
                     Current Quarter
                      Compared to
                     ----------------                2003                             2002
                       Last    Last   ------------------------------------------------------------------
                       Year   Quarter   Dec 31  Sep 30  Jun 30   Mar 31  Dec 31   Sep 30  Jun 30  Mar 31
                      ------  -------   ------  ------  ------   ------  ------   ------  ------  ------
Total                   3.2%     5.0%           29,028  27,650   25,872  24,375   28,123  27,187  25,581
                      ======  =======   ======  ======  ======   ======  ======   ======  ======  ======
Per apartment home      3.2%     5.0%             4.58    4.36     4.08    3.85     4.44    4.29    4.04
                      ======  =======   ======  ======  ======   ======  ======   ======  ======  ======

Notes:

  (a)Information shown is Combined, including share of partnership communities at 100%.

  (b)See details in the Company's Form 10-K or Form 10-Q filed with the SEC.

  (c)Total operating cost equals the sum of the operating expenses and capital expenditures.






Third Quarter 2003                                                                             Page 38
Supplemental Information                                             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                    SAME COMMUNITY
                                                    RENTAL REVENUE



The following graphs present monthly rental revenue for the year 2003 in black, compared to monthly rental revenue for the twelve months of 2002 in gray. Commentary and financial data are "Combined" (including partnership communities at 100%) and based only on the same community portfolio. "Combined" same community rental revenue for the third quarter of 2003 totaled $56.9 million, or 92.3% of total community revenue, which was $61.6 million. The difference is attributable to other community revenue, which includes ancillary services revenue and rental-related fees.


ALL COMMUNITIES
---------------

For the third quarter 2003 compared to the same quarter a year ago, rental revenue declined 2.4%. The change was attributable to a 4.6% decline in collected rent per occupied unit, which was somewhat offset by a 2.2% increase in occupancy. Portfolio-wide rental revenue increased by 0.7% over the previous quarter, the second consecutive quarter in which this has occurred, after declining for the six previous quarters. Collected rent per occupied unit was down from last quarter by 1.5%; however, occupancy continues to increase and was up 2.3%.


DALLAS
------

DALLAS rental revenue declined by 3.1% compared to third quarter 2002, as collected rent per occupied unit fell by 5.0%. The decline in rents was slightly offset by an increase in occupancy of 1.9%. On a sequential basis, rental revenue decreased by 0.1% despite a 1.1% increase in occupancy over last quarter. Collected rents per occupied unit continued to trend downward albeit at a slower pace than the previous quarter, falling by 1.5% this quarter compared to a 2.2% sequential drop last quarter. Dallas/Fort Worth employers shed 25,000 jobs in the trailing 12 months ended August 2003, due to continued weakness in the transportation, information-telecommunication, and manufacturing industries. On the supply side, permit activity remains fairly strong with 12,353 new units authorized for the year ending August 2003.


ATLANTA
-------

ATLANTA rental revenue declined 0.9% compared to third quarter 2002, driven by a 5.0% decline in collected rent per occupied unit and a strong 4.1% increase in occupancy. On a sequential basis, rental revenue increased by 1.8% compared to the second quarter on the strength of the occupancy gain, which was up 3.3%. The increase was limited by a decrease in collected rent per occupied unit of 1.8%. The challenge in Atlanta remains absorption of new supply, with 11,536 units permitted for the year ending August 2003, which represents a 3.2% increase to the existing apartment stock. Good news in Atlanta is that annualized permits have fallen by 20.3% versus the same period of a year ago, and job growth has turned positive. Annual job growth as of August 2003 was 42,600 compared to 21,700 lost jobs in for the same period a year ago.









Third Quarter 2003                                         Page 39
Supplemental Information         AMLI Residential Properties Trust

AMLI RESIDENTIAL                                    SAME COMMUNITY
                                        RENTAL REVENUE - CONTINUED




CHICAGO
-------

CHICAGO rental revenue declined 2.1% compared to the same quarter a year ago, driven entirely by a 4.1% decrease in collected rent per occupied unit, as occupancy increased by 2.0% to 94.0%. Sequentially, rental revenue was down slightly 0.1% compared to the second quarter. Occupancy again improved for the second consecutive quarter, up 1.8%. While occupancy was increasing, collected rent per occupied unit continued to trend downward, dropping 2.1% in the third quarter compared to last quarter. The continued loss of employment in this market as noted above continues to depress apartment demand and put downward pressure on rental rates. On the supply side, the Chicago metro issued permits for 9,550 new multifamily units, representing 1.4% of existing apartment stock for the twelve months ended August 2003, an 8% decrease from the same period a year ago.


AUSTIN
------

AUSTIN rental revenue declined 7.2% compared to the third quarter of 2002 due to a decrease in collected rent per occupied unit of 7.6%, as occupancy increased slightly year over year by 0.5%. On a sequential basis compared to the second quarter, rental revenue fell by 1.0% despite an increase in occupancy of 2.0% as collected rent per occupied unit continued to fall, decreasing by 3.2%. Austin continues to struggle with absorption as approximately 10,000 new units have been completed in the past twelve months. Fortunately, permit activity continues to trend down as 2,291 permits were issued for the year ending August 2003, a decrease of 62% from the same period a year ago. Sustainable job growth continues in the region as 6,400 jobs were added in the previous twelve months as of August 2003.


KANSAS
------

KANSAS rental revenue declined 0.8% compared to the same period of a year ago due to a decrease of 1.9% collected rent per occupied unit. This decrease was offset by an increase in occupancy of 1.1%. Sequentially, rental revenue increased 1.4%, driven by improving occupancy that was up 2.6% compared to the second quarter, while collected rent per occupied unit fell by 1.4%. Demand fundamentals in Kansas continue to challenge property operations, as exhibited by job growth figures - for the year ending August 2003, the Kansas City metro area lost 4,400 jobs, a negative 0.5% rate, following a loss of 23,800 jobs for the same period a year ago. In addition, multifamily permits have trended up over the past year. For the twelve months ended August 2003 authorized permits totaled 2,453 units, a 28.9% increase over the same period a year ago, and representing a 2.0% increase to the existing apartment stock.













Third Quarter 2003                                         Page 40
Supplemental Information         AMLI Residential Properties Trust

AMLI RESIDENTIAL                                    SAME COMMUNITY
                                        RENTAL REVENUE - CONTINUED




INDIANAPOLIS
------------

INDIANAPOLIS rental revenue for the third quarter of 2003 grew by 0.6% compared to the same quarter a year ago as a result of an increase in occupancy. Occupancy increased by 1.4% to 94.0%, and collected rents per occupied unit were down slightly by 0.9%. Sequentially, rental revenue grew 2.2% from the previous period on the strength of stable rents and improving occupancy, both of which increased by 2.8% from the second quarter. Demand and supply fundamentals in Indianapolis continue to be a concern. The BLS reported a loss of 19,600 jobs, or a negative 2.2% growth rate for the twelve months ended August 2003. In addition, 2,678 multifamily permits have been authorized over the past 12 months, a 12.9% decrease from the same period a year ago, but a 2.2% increase to the existing apartment stock.


HOUSTON
-------

HOUSTON rental revenue declined by 2.7% in the third quarter of 2003 compared to the third quarter of 2002. Collected rent per occupied unit fell 4.1% from the same period a year earlier, which was partially offset by an increase in occupancy of 1.4%. On a sequential basis, rental revenue increased by 2.4% over the previous quarter mainly due to a 3.6% increase in occupancy. Offsetting the increase in occupancy, however, was a 1.4% decrease in collected rent per occupied unit from the second quarter of 2003. Houston continues to be faced with challenging supply and demand fundamentals in the near term. Permit activity has increased dramatically as 14,932 permits (3.3% of existing stock) were issued for the 12 months ended August 2003, an increase of 67% over last August. On the demand side, Houston has lost 8,200 jobs for the twelve months ended August 2003.


DENVER
------

DENVER rental revenue on a year over year basis fell 4.6% due to continued weakness in the market, which pushed collected rent per occupied unit down 8.3% over the same period last year. Occupancy, however, improved by 5.1%, which helped limit the decline in rental revenue. On a sequential basis, rental revenue declined 0.5% from the second quarter due to further deterioration of collected rents per occupied unit, which fell 4.1%. The decline in rental revenue was limited by a 3.4% improvement in occupancy during the period. The Denver/Boulder metro continues to display weak demand/supply fundamentals driven by negative job growth and delivery of significant new supply. For the 12 months ended August 2003, the metro experience a loss of 23,600 jobs, a negative 1.8% growth rate. On a positive note, for the 12 months ended August 2003, authorized permits totaled 5,461 units, a 30.9% decrease over the same period a year ago.













Third Quarter 2003                                         Page 41
Supplemental Information         AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                                     COMPONENTS OF NOI
                                                                       THREE MONTHS ENDED SEPTEMBER 30
                                                                                (Dollars in thousands)


                                                                                Partnership Communities
                      Wholly-Owned Communities (a)      Combined (g)(h)                 at 100%
                      ---------------------------- -------------------------- --------------------------
                                          Percent                    Percent                    Percent
                          2003     2002   Change     2003     2002   Change     2003     2002   Change
                        -------- -------- -------- -------- -------- -------- -------- -------- --------
REVENUE
Same store
 communities (b). . . .   25,361   25,936    -2.2%   35,705   36,431    -2.0%   30,555   30,982    -1.4%
Acquired from/contribu-
 ted to partnerships. .    3,236        0     0.0%    3,740    1,357   175.6%    2,468    5,640   -56.3%
New communities (c) . .        0        0     0.0%      548      500     9.6%    2,318    2,099    10.5%
Communities under
 development and
 lease-up . . . . . . .      615       55  1024.1%    1,489      287   418.9%    3,437      823   317.7%
Acquisition
 communities (d). . . .    1,081      508   112.8%    1,908    1,309    45.8%    2,480    2,417     2.6%
Communities sold (e). .        0    1,452     0.0%      103    1,670   -93.8%      344      847   -59.4%
                        -------- -------- -------- -------- -------- -------- -------- -------- --------
                          30,293   27,951     8.4%   43,493   41,554     4.7%   41,602   42,808    -2.8%
                        ======== ======== ======== ======== ======== ======== ======== ======== ========
EXPENSES
Same store
 communities (b). . . .   11,765   11,269     4.4%   16,057   15,576     3.1%   12,601   12,616    -0.1%
Acquired from/contribu-
 ted to partnerships. .    1,297        0     0.0%    1,554      581   167.3%    1,333    2,475   -46.1%
New communities (c) . .        0        0     0.0%      205      226    -9.1%      864      950    -9.0%
Communities under
 development and
 lease-up . . . . . . .      259      125   106.5%      659      307   114.5%    1,632      682   139.3%
Acquisition
 communities (d). . . .      516      279    84.4%      813      569    42.7%      907      919    -1.3%
Communities sold (e). .        0      650  -100.0%       67      739   -91.0%      222      331   -33.0%
                        -------- -------- -------- -------- -------- -------- -------- -------- --------
                          13,837   12,323    12.3%   19,355   17,998     7.5%   17,559   17,973    -2.3%
                        ======== ======== ======== ======== ======== ======== ======== ======== ========






Third Quarter 2003                                                                             Page 42
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                         COMPONENTS OF NOI - CONTINUED
                                                                       THREE MONTHS ENDED SEPTEMBER 30
                                                                                (Dollars in thousands)


                                                                                Partnership Communities
                      Wholly-Owned Communities (a)      Combined (g) (h)                at 100%
                      ---------------------------- -------------------------- --------------------------
                                          Percent                    Percent                    Percent
                          2003     2002   Change     2003     2002   Change     2003     2002   Change
                        -------- -------- -------- -------- -------- -------- -------- -------- --------
NET OPERATING INCOME
Same store
 communities (b). . . .   13,596   14,667    -7.3%   19,648   20,855    -5.8%   17,954   18,366    -2.2%
Acquired from/contribu-
 ted to partnerships. .    1,939        0     0.0%    2,186      776   181.8%    1,135    3,165   -64.2%
New communities (c) . .        0        0     0.0%      343      274    25.0%    1,454    1,149    26.6%
Communities under
 development and
 lease-up . . . . . . .      356      -70  -612.8%      830      -20 -4426.1%    1,806      141  1180.8%
Acquisition
 communities (d). . . .      565      229   147.6%    1,095      740    48.1%    1,573    1,498     5.1%
Communities sold (e). .        0      802  -100.0%       36      931   -96.1%      122      516   -76.4%
                        -------- -------- -------- -------- -------- -------- -------- -------- --------
                          16,456   15,628     5.3%   24,138   23,556     2.5%   24,044   24,835    -3.2%
                        ======== ======== ========                   ======== ======== ======== ========
Cash flow preference
 and operating
 promote (f). . . . . .                                 457      720
                                                   -------- --------
Company's share of
  NOI (g) . . . . . . .                              24,595   24,276

Company's share of
  other, net. . . . . .                                  28      -94
                                                   -------- --------
COMPANY'S SHARE OF
  COMMUNITIES' EBITDA .                              24,623   24,182
                                                   ======== ========

COMPANY'S PERCENTAGE
 OF PARTNERSHIPS' NOI:
Before cash flow
 preferences (f). . . .                               32.0%    31.9%
Including cash flow
 preferences and
 other (f). . . . . . .                               33.9%    34.8%
                                                   ======== ========



Third Quarter 2003                                                                             Page 43
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                         COMPONENTS OF NOI - CONTINUED
                                                                       THREE MONTHS ENDED SEPTEMBER 30
                                                                                (Dollars in thousands)




Notes:

  (a)Includes communities that were sold and reported as Discontinued Operations in the
     Company's Statements of Operations.

  (b)Same store communities are communities that have had stabilized operations and were owned by the Company as of January 1, 2002.

  (c)New communities are communities that were developed by the Company and began stabilized operations after January 1, 2002.

  (d)Acquisition communities are communities having stabilized operations that were acquired by the Company after January 1, 2002.

  (e)Reflects operations through the date of sale.

  (f)The terms of certain partnership agreements provide that the Company is entitled to an additional share of such partnership's NOI in addition to the Company's proportionate ownership percentage.  See page 45.

  (g)Based on Company's ownership share of each partnership's NOI.  Reflect only property operations.
     Excludes other items of partnership operations such as interest income on invested funds, legal, accounting, audit and other costs of partnership administration, including asset management fees paid to the Company.  See page 45.

  (h)Company's 100% interest in wholly-owned communities plus the Company's share of partnership communities.














Third Quarter 2003                                                                             Page 44
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                            CO-INVESTMENT COMPENSATION
                                                                                         Quarter Ended
                                                                                (Dollars in thousands)

                                        2003                                     2002
                     ----------------------------------------------------------------------------------
                         Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30    Mar 31
                        --------  --------  --------  --------   --------  --------  --------  --------
FEE INCOME (a)
Acquisition fees (a).   $             --        --        --         --        --         401      --
Asset management fees
  (b) . . . . . . . .                  111       118       118        118       112       118       129
Disposition fees (c).                  325      --        --         --         403       239      --
Development fees (a).                  396       394       338        816       579       502       458
Promoted interest from
  sales . . . . . . .                  375      --        --         --        --        --        --
                        --------  --------  --------  --------   --------  --------  --------  --------
                                     1,207       512       456        934     1,094     1,260       587
                        --------  --------  --------  --------   --------  --------  --------  --------
SHARE OF CASH FLOW (d)
Promoted interest from
  operating cash flow                  127       146       125        155       185       170       106
Cash flow preferences
  (e) . . . . . . . .                  330       549       529        518       535       745       516
                        --------  --------  --------  --------   --------  --------  --------  --------
                                       457       695       654        673       720       915       622
                        --------  --------  --------  --------   --------  --------  --------  --------
    TOTAL . . . . . .   $            1,664     1,207     1,110      1,607     1,814     2,175     1,209
                        ========  ========  ========  ========   ========  ========  ========  ========

Notes:

  (a)Acquisition, debt/equity placement and development fees are shown net of elimination of Company's share.
     Property management, construction and certain asset management fees are earned by the Company's subsidiaries. See page 46.

  (b)Asset management fees are shown at 100%. The Company's share of partnerships' EBITDA is reduced by its share of this fee.

  (c)Disposition fees are shown at 100% as reported gains on sale have been reduced for this cost.

  (d)See page 42.

  (e)The Company receives compensation from certain partnerships in the form of a preferential distribution of cash flow.

Third Quarter 2003                                                                             Page 45
Supplemental Information                                             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                               SERVICE COMPANIES FINANCIAL INFORMATION
                                                                                (Dollars in thousands)

COMBINED CONDENSED STATEMENTS OF OPERATIONS
-------------------------------------------
                                        2003                                     2002
                     ----------------------------------------------------------------------------------
                         Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30    Mar 31
                        --------  --------  --------  --------   --------  --------  --------  --------
REVENUE
Property management
 fees (a) . . . . . .   $            2,657     2,611     2,551      2,118     2,716     2,572     2,691
General contractor
 revenue, net (b) . .                   77       360       625        672       570       604       633
Gross profit -
 corporate homes (c).                  276       251       227        404       522       399       346
Other income. . . . .                  320       395       205        730       136       397       122
                        --------  --------  --------  --------   --------  --------  --------  --------
                                     3,330     3,617     3,608      3,924     3,944     3,972     3,792
                        --------  --------  --------  --------   --------  --------  --------  --------

OPERATING EXPENSES
Property management .                2,606     2,663     2,351      1,408     2,318     2,446     2,508
General contractor. .                  765       498       443        632       517       519       550
Corporate homes . . .                  245       245       230        274       246       253       242
                        --------  --------  --------  --------   --------  --------  --------  --------
                                     3,616     3,406     3,024      2,314     3,081     3,218     3,300
                        --------  --------  --------  --------   --------  --------  --------  --------
Gain (loss) on land
  sales, net. . . . .                 --        --        --          422      (165)       (4)      (73)

Share of gain on sale
 of a residential
 community built
 for sale . . . . . .                1,913      --        --         --        --        --        --
                        --------  --------  --------  --------   --------  --------  --------  --------
EBITDA (d). . . . . .                1,627       211       584      2,032       698       750       419
                        --------  --------  --------  --------   --------  --------  --------  --------

Interest expense. . .                 (289)     (230)     (172)      (535)     (478)     (464)     (144)
Depreciation and
 amortization . . . .                 (778)     (780)     (760)      (744)     (663)     (754)     (716)
Taxes . . . . . . . .                 (213)      303       155       (172)      169       178       268
                        --------  --------  --------  --------   --------  --------  --------  --------

NET INCOME (LOSS) . .                  347      (496)     (193)       581      (274)     (290)     (173)

Third Quarter 2003                                                                             Page 46
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                   SERVICE COMPANIES FINANCIAL INFORMATION - CONTINUED
                                                                                (Dollars in thousands)

COMBINED CONDENSED STATEMENTS OF OPERATIONS
-------------------------------------------
                                        2003                                     2002
                     ----------------------------------------------------------------------------------
                         Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30    Mar 31
                        --------  --------  --------  --------   --------  --------  --------  --------

Eliminations, interest
 and other (d). . . .                  382       247       151       (109)      354       266       (57)
                        --------  --------  --------  --------   --------  --------  --------  --------
SHARE OF INCOME (LOSS)
 FROM THE SERVICE
 COMPANIES (e). . . .   $              729      (249)      (42)       472        80       (24)     (230)
                        ========  ========  ========  ========   ========  ========  ========  ========


Notes:

  (a)Includes a 3% fee from wholly-owned communities.

  (b)General contractor revenue is shown net of construction costs.

  (c)Gross revenue from customers less payments to communities and cost of sales.

  (d)Share of Service Company's EBITDA on page 13 equals EBITDA above plus intercompany elimination excluding interest.

  (e)See Company's Consolidated Statements of Operations.
















Third Quarter 2003                                                                             Page 47
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                               SERVICE COMPANIES FINANCIAL INFORMATION
                                                                                (Dollars in thousands)

COMBINED CONDENSED FINANCIAL POSITION
-------------------------------------

                                        2003                                     2002
                     ----------------------------------------------------------------------------------
                         Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30    Mar 31
                        --------  --------  --------  --------   --------  --------  --------  --------
ASSETS:
Receivables (a) . . .   $            9,162    12,453    14,356     11,532    11,622     9,327     9,652
Land held for sale
 (b). . . . . . . . .               12,822    12,816    12,780     12,732    14,004    15,653     8,005
Rental communities
 under development
 and held for sale
 (c). . . . . . . . .               29,620    20,434    11,736      8,864     3,530     3,947     3,473
Building and lease-
 hold improvements,
 net (d). . . . . . .                2,327     2,352     2,406      2,486     2,546     2,489     2,542
Information techno-
 logy costs, net. . .                8,160     8,287     8,231      8,329     8,703     8,769     8,765
Other (e) . . . . . .                4,839     5,636     5,504      5,215     6,625     5,143     5,262
                        --------  --------  --------  --------   --------  --------  --------  --------
    TOTAL ASSETS. . .   $           66,930    61,978    55,013     49,158    47,030    45,328    37,699
                        ========  ========  ========  ========   ========  ========  ========  ========

Notes:

  (a) Primarily costs and fees due from affiliates.

  (b) Represents land parcels as follows:

      Prairie Lakes
       (120 acres in
       Indiana) . . .   $            7,681     7,616     7,642      7,591     7,641     7,604     --
      Fossil Creek
       (34 acres in
       Texas) . . . .                5,141     5,200     5,138      5,141     5,170     5,145     5,132
      St. Charles . .                --        --        --         --        --        1,715     1,697
      Park Bridge . .                --        --        --         --        1,193     1,189     1,176
                        --------  --------  --------  --------   --------  --------  --------  --------
                        $           12,822    12,816    12,780     12,732    14,004    15,653     8,005
                        ========  ========  ========  ========   ========  ========  ========  ========
Third Quarter 2003                                                                             Page 48
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                   SERVICE COMPANIES FINANCIAL INFORMATION - CONTINUED
                                                                                (Dollars in thousands)



  (c) See pages 56, 58 and 60.

  (d) Primarily includes a corporate office building net of depreciation.

  (e) Represented by:

                                        2003                                     2002
                     ----------------------------------------------------------------------------------
                         Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30    Mar 31
                        --------  --------  --------  --------   --------  --------  --------  --------
      Cash. . . . . .   $            --        --        --         --        3,875     2,705     2,700
      Investments in
       partnerships .                  928     1,747     1,632      1,729       424       353       147
      Investment in
       real estate. .                  737       737       737        737     --        --        --
      Deferred income
       tax. . . . . .                1,852     2,064     1,760      1,605     1,373     1,411     1,188
      Unamortized
       goodwill . . .                  668       668       668        668       668       668       668
      Other . . . . .                  654       420       707        476       285         6       559
                        --------  --------  --------  --------   --------  --------  --------  --------
                        $            4,839     5,636     5,504      5,215     6,625     5,143     5,262
                        ========  ========  ========  ========   ========  ========  ========  ========

















Third Quarter 2003                                                                             Page 49
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                STABILIZED COMMUNITIES
                                                                                    September 30, 2003

                                                              Number Percent             Ave.
                  AMLI's                                       of      of    Physical Collected
                  Ownership                                   Apart-  Port-  Occupancy Revenue
                  Percen-                  Year       Year     ment   folio   Sep 30,  3rd Qtr  Components
Market/Community  tage      Location     Acquired   Completed Homes   (a)      2003     2003      of NOI
----------------  --------- --------     ---------  --------- ------ ------- ------------------ ----------
DALLAS/
FT. WORTH, TX
-------------
AMLI:
 at Bent Tree     100%      Dallas, TX        1997  1996/2000    500             91.4%     849  Same Store
 at Bishop's
  Gate            100%      Plano, TX         1997       1997    266             94.4%   1,035  Same Store
 at Breckinridge
  Point            45%      Richardson, TX    2000       1999    440             94.3%     917  Same Store
 at Bryan Place    48%      Dallas, TX        2002       1999    420             94.5%     947 Acquisition
 at Chase Oaks    100%      Plano, TX         1994       1986    250             89.6%     713  Same Store
 at Deerfield      25%      Plano, TX    Developed       2000    240             95.8%     891  Same Store
 at Fossil Creek   25%      Ft. Worth, TXDeveloped       1998    384             91.9%     845  Same Store
 on Frankford      45%      Dallas, TX        2000       1998    582             92.4%     903  Same Store
 on the Green     100%      Ft. Worth, TX     1994    1990/93    424             93.4%     718  Same Store
 at Nantucket     100%      Dallas, TX        1988       1986    312             91.0%     604  Same Store
 of North Dallas  100%      Dallas, TX     1989/90    1985/86  1,032             91.5%     700  Same Store
 at Oak Bend       40%      Dallas, TX        1999       1997    426             91.3%     790  Same Store
 on the Parkway    25%      Dallas, TX   Developed       1999    240             89.2%     847  Same Store
 at Prestonwood
  Hills            45%      Dallas, TX        1999       1997    272             91.5%     881  Same Store
 7th Street
  Station         100%      Ft. Worth, TX     2002       2000    189             91.5%   1,017 Acquisition
 at Shadow Ridge  100%      Flower Mound, TX  2001       2000    222             94.6%   1,004  Same Store
 at Stonebridge
  Ranch           100%      McKinney, TX      2001       2001    250             94.4%     787  Same Store
 on Timberglen     40%      Dallas, TX        1990       1985    260             94.6%     631  Same Store
 Upper West Side  100%      Ft. Worth, TX     2002       2001    194             95.9%     955 Acquisition
 at Valley Ranch  100%      Irving, TX        1990       1985    460             93.0%     792  Same Store
 at Verandah      100%      Arlington, TX     1997    1986/91    538             93.5%     715  Same Store
                                                                                                (b)
                                                              ------  ------    ------  ------
                                                               7,901   27.9%     92.7%     816
                                                              ------  ------    ------  ------

Third Quarter 2003                                                                             Page 50
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                    STABILIZED COMMUNITIES - CONTINUED
                                                                                    September 30, 2003


                                                              Number Percent             Ave.
                  AMLI's                                       of      of    Physical Collected
                  Ownership                                   Apart-  Port-  Occupancy Revenue
                  Percen-                  Year       Year     ment   folio   Sep 30,  3rd Qtr  Components
Market/Community  tage      Location     Acquired   Completed Homes   (a)      2003     2003      of NOI
----------------  --------- --------     ---------  --------- ------ ------- ------------------ ----------

ATLANTA, GA
------------
AMLI:
 at Barrett Lakes  35%      Kennesaw, GA Developed       1997    446             96.6%     889  Same Store
 at Barrett Walk   25%      Kennesaw, GA Developed       2002    290             99.3%     822  New
 at Clairmont     100%      Atlanta, GA       1988       1988    288             95.5%     812  Same Store
 at Kedron
  Village          20%      Fayette
                            County, GA   Developed       2002    216             92.1%   1,054  New
 at Killian Creek 100%      Snellville,
                            GA           Developed       1999    256             96.9%     835  Same Store
 at Lost Mountain  75%      Paulding
                            County, GA   Developed       2000    164             90.9%     771  Same Store
 at Mill Creek     25%      Gwinnett
                            County, GA   Developed       2001    400             97.0%     834  New
 at Northwinds     35%      Alpharetta,
                            GA           Developed       1999    800             95.0%     955  Same Store
 at Park Bridge    25%      Alpharetta,
                            GA           Developed       2000    352             95.5%     891  Same Store
 at Park Creek    100%      Gainesville,
                            GA           Developed       1998    200             96.5%     773  Same Store
 at Peachtree
  City             20%      Fayette
                            County, GA   Developed       1998    312             92.6%     887  Same Store
 at River Park     40%      Norcross, GA Developed       1997    222             96.4%     923  Same Store
 at Spring Creek  100%      Atlanta, GA  Developed    1985/86
                                                       /87/89  1,180             92.2%     750  Same Store
 at Towne Creek   100%      Gainesville,
                            GA           Developed       1989    150             96.7%     637  Same Store
 at Vinings       100%      Smyrma, GA     1992/97       1985    360             92.8%     845  Same Store
 at West Paces    100%      Atlanta, GA       1993       1992    337             96.1%     936  Same Store
 at Windward Park  45%      Alpharetta,
                            GA                1999       1999    328             96.3%     893  Same Store
                                                              ------  ------    ------  ------
                                                               6,301   22.3%     94.9%     853
                                                              ------  ------    ------  ------




Third Quarter 2003                                                                             Page 51
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                    STABILIZED COMMUNITIES - CONTINUED
                                                                                    September 30, 2003


                                                              Number Percent             Ave.
                  AMLI's                                       of      of    Physical Collected
                  Ownership                                   Apart-  Port-  Occupancy Revenue
                  Percen-                  Year       Year     ment   folio   Sep 30,  3rd Qtr  Components
Market/Community  tage      Location     Acquired   Completed Homes   (a)      2003     2003      of NOI
----------------  --------- --------     ---------  --------- ------ ------- ------------------ ----------

CHICAGO, IL
-----------
AMLI:
 at Chevy Chase    33%      Buffalo Grove,
                            IL                1996       1988    592             93.2%   1,067  Same Store
 at Danada Farms   10%      Wheaton, IL       1997    1989/91    600             93.2%   1,090  Same Store
 at Fox Valley     25%      Aurora, IL   Developed       1998    272             94.1%   1,028  Same Store
 at Oakhurst
  North           100%      Aurora, IL   Developed       2000    464             96.8%     979  Same Store
                                                                                                (b)
 at Osprey Lake    69%      Gurnee, IL        2001    1997/99    483             89.0%   1,067  Same Store
 at Poplar Creek  100%      Schaumburg, IL    1997       1985    196             87.2%   1,094  Same Store
 at St. Charles    25%      St. Charles,
                            IL           Developed       2000    400             94.5%   1,147  Same Store
 at Windbrooke     15%      Buffalo Grove,
                            IL                1995       1987    236             97.5%   1,085  Same Store
                                                              ------  ------    ------  ------
                                                               3,243   11.5%     93.3%   1,068
                                                              ------  ------    ------  ------

AUSTIN, TX
----------
AMLI:
 in Great Hills   100%      Austin, TX        1991       1985    344             95.4%     662  Same Store
 at Lantana Ridge 100%      Austin, TX        1997       1997    354             96.6%     830  Same Store
 at Monterey Oaks  25%      Austin, TX   Developed       2000    430             95.6%     877  Same Store
 at Scofield
  Ridge            45%      Austin, TX        2000       2000    487             91.0%     810  Same Store
 at StoneHollow   100%      Austin, TX        2000       1997    606             92.6%     777  Same Store
 at Wells Branch   25%      Austin, TX   Developed       1999    576             91.7%     784  Same Store
                                                              ------  ------    ------  ------
                                                               2,797    9.9%     93.4%     792
                                                              ------  ------    ------  ------







Third Quarter 2003                                                                             Page 52
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                    STABILIZED COMMUNITIES - CONTINUED
                                                                                    September 30, 2003


                                                              Number Percent             Ave.
                  AMLI's                                       of      of    Physical Collected
                  Ownership                                   Apart-  Port-  Occupancy Revenue
                  Percen-                  Year       Year     ment   folio   Sep 30,  3rd Qtr  Components
Market/Community  tage      Location     Acquired   Completed Homes   (a)      2003     2003      of NOI
----------------  --------- --------     ---------  --------- ------ ------- ------------------ ----------

KANSAS CITY, KS
---------------
AMLI:
 at Cambridge
  Square           30%      Overland Park,
                            KS           Developed       2002    408             92.9%     898  New
 at Centennial
  Park            100%      Overland Park,
                            KS                1998       1997    170             91.8%   1,019  Same Store
 Creekside        100%      Overland Park,
                            KS           Developed       2000    224             94.6%     657  Same Store
                                                                                                (b)
 at Lexington
  Farms           100%      Overland Park,
                            KS                1998       1998    404             92.8%     816  Same Store
 at Regents
  Center          100%      Overland Park,
                            KS                1994    1991/95
                                                          /97    424             92.5%     770  Same Store
 at Regents
  Crest           100%      Overland Park,
                            KS                1997  1997/2000    476             91.4%     635  Same Store
                                                                                                (b)
 at Summit
  Ridge            30%      Lees Summit,
                            MO           Developed       2001    432             93.5%     845  Same Store
 at Town Center   100%      Overland Park,
                            KS                1997       1997    156             93.0%     972  Same Store
 at Wynnewood
  Farms            25%      Overland Park,
                            KS           Developed       2000    232             93.1%     910  Same Store
                                                              ------  ------    ------  ------
                                                               2,926   10.3%     92.8%     811
                                                              ------  ------    ------  ------






Third Quarter 2003                                                                             Page 53
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                    STABILIZED COMMUNITIES - CONTINUED
                                                                                    September 30, 2003


                                                              Number Percent             Ave.
                  AMLI's                                       of      of    Physical Collected
                  Ownership                                   Apart-  Port-  Occupancy Revenue
                  Percen-                  Year       Year     ment   folio   Sep 30,  3rd Qtr  Components
Market/Community  tage      Location     Acquired   Completed Homes   (a)      2003     2003      of NOI
----------------  --------- --------     ---------  --------- ------ ------- ------------------ ----------

INDIANAPOLIS, IN
----------------
AMLI:
 at Castle Creek  100%      Indianapolis,
                            IN           Developed       2000    276             94.9%     736  Same Store
                                                                                                (b)
 at Conner Farms  100%      Fishers, IN       1997       1993    300             91.3%     869  Same Store
 at Eagle Creek   100%      Indianapolis,
                            IN                1998       1998    240             92.9%     867  Same Store
 at Lake
  Clearwater       25%      Indianapolis,
                            IN           Developed       1999    216             89.8%     956  Same Store
 at Riverbend     100%      Indianapolis,
                            IN             1992/93    1983/85    996             96.3%     701  Same Store
 on Spring Mill   100%      Carmel, IN        1999       1999    400             87.3%     826  Same Store
                                                                                                (b)
                                                              ------  ------    ------  ------
                                                               2,428    8.6%     93.1%     785
                                                              ------  ------    ------  ------

HOUSTON, TX
-----------
AMLI:
 at Kings Harbor   25%      Houston, TX  Developed       2001    300             93.0%     874  New
 at the Medical
  Center          100%      Houston, TX       2001       2000    334             95.2%   1,018  Same Store
 Midtown           45%      Houston, TX       2000       1998    419             94.3%   1,102  Same Store
 Towne Square      45%      Houston, TX       2000       1999    380             92.9%   1,029  Same Store
                                                              ------  ------    ------  ------
                                                               1,433    5.1%     93.9%   1,015
                                                              ------  ------    ------  ------









Third Quarter 2003                                                                             Page 54
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                    STABILIZED COMMUNITIES - CONTINUED
                                                                                    September 30, 2003


                                                              Number Percent             Ave.
                  AMLI's                                       of      of    Physical Collected
                  Ownership                                   Apart-  Port-  Occupancy Revenue
                  Percen-                  Year       Year     ment   folio   Sep 30,  3rd Qtr  Components
Market/Community  tage      Location     Acquired   Completed Homes   (a)      2003     2003      of NOI
----------------  --------- --------     ---------  --------- ------ ------- ------------------ ----------

DENVER, CO
----------
AMLI:
 at Lowry Estates  50%      Denver, CO        2000       2000    414             91.1%   1,051  Same Store
 at Gateway Park  100%      Denver, CO        2000       2000    328             93.6%     881  Same Store
 at Park Meadows   25%      Littleton, CO     2002       2001    518             91.3%     951 Acquisition
                                                              ------  ------    ------  ------
                                                               1,260    4.4%     91.8%     956
                                                              ------  ------    ------  ------
TOTAL                                                         28,289    100%     93.4%     864
                                                              ======  ======    ======  ======


Note:

     (a)   Based on number of apartment homes

     (b)   These communities are "Same Store" with respect to information provided on pages 33, 35 and 37 regarding wholly-owned and Partnership communities, but are included as "Acquired from/contributed to partnerships" on page 42.

















Third Quarter 2003                                                                             Page 55
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                   DEVELOPMENT SUMMARY
                                                                                    September 30, 2003
                                                                                (Dollars in thousands)

                                        Number
                               Percen-   of     Con-            Antici- Antici- Number of
                               tage of  Apart-  struc-          pated   pated   Apartment Percent  Percent
                               Owner-   ment    tion    First   Comple- Stabil-   Homes   Complete Leased
Market/Community  Submarket    ship     Homes  StartedOccupancy tion    ization Delivered   (a)      (b)
----------------  ---------    -------  ------ ---------------- ------- ------- --------- -------- -------

ATLANTA, GA
-----------
AMLI at
 Milton Park      Alpharetta, GA   25%     461   4Q/00    1Q/02   1Q/04   1Q/04       431      97%     88%

AUSTIN, TX
----------
AMLI
 Downtown         Austin, TX       30%     220   2Q/02    1Q/04   3Q/04   4Q/04       --       55%     N/A

INDIANAPOLIS, IN
----------------
AMLI Carmel CenterCarmel, IN      100%     322   2Q/01    2Q/02   2Q/03   2Q/04       322     100%     73%

CHICAGO, IL
-----------
AMLI:
 at Seven Bridges Woodridge, IL    20%     520   3Q/01    3Q/02   4Q/03   4Q/04       448      94%     54%
 at Museum
   Gardens        Vernon Hills, IL 25%     294   2Q/03    3Q/04   1Q/05   1Q/06         0      23%     N/A
                                         -----                                      -----
    Total                                1,817                                      1,201
                                         =====                                      =====













Third Quarter 2003                                                                             Page 56
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                                   DEVELOPMENT SUMMARY
                                                                        September 30, 2003 - CONTINUED
                                                                                (Dollars in thousands)


                                        Number
                               Percen-   of     Con-            Antici- Antici- Number of
                               tage of  Apart-  struc-          pated   pated   Apartment Percent  Percent
                               Owner-   ment    tion    First   Comple- Stabil-   Homes   Complete Leased
Market/Community  Submarket    ship     Homes  StartedOccupancy tion    ization Delivered   (a)      (b)
----------------  ---------    -------  ------ ---------------- ------- ------- --------- -------- -------

COMMUNITIES BEING DEVELOPED FOR SALE BY A CONSOLIDATED SERVICE COMPANY

INDIANAPOLIS, IN
----------------

AMLI at Old
 Town Carmel      Carmel, IN      100%      91   1Q/03    4Q/03   1Q/04   3Q/04       --       34%     N/A


AUSTIN, TX
----------

AMLI at Walnut
 Creek            Austin, TX      100%     460   4Q/02    3Q/03   2Q/04   3Q/05       --       83%     N/A
                                           ---                                       ----

    Total                                  551                                        --
                                           ===                                       ====


Notes:

     (a)  Represents costs to date divided by Total Development Costs.

     (b)  Represents number of leased apartments (not necessarily occupied) divided by the total Number of
          Apartment Homes.










Third Quarter 2003                                                                             Page 57
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                   DEVELOPMENT SUMMARY
                                                                                    September 30, 2003
                                                                                (Dollars in thousands)


                                                Joint       Company's Share of Required Equity Capital
                                               Venture   ----------------------------------------------
                      Total        Fully       Partner
                    Development    Funded      Equity                  Funded     Balance        2004/
Market/Community     Costs (a)     Debt        Capital       Total     to Date    of 2003        2005
----------------    -----------   ----------  ---------    --------    --------   -------      --------

ATLANTA, GA
-----------
AMLI at
 Milton Park          $ 35,000        -- (b)    26,250       8,750       8,097       653          --


AUSTIN, TX
----------
AMLI
 Downtown               50,920     30,920(c)    14,000       6,000       6,000      --            --


INDIANAPOLIS, IN
----------------
AMLI
 Carmel Center          28,400        --          --        28,400      27,519       881          --


CHICAGO, IL
-----------
AMLI:
 at Seven Bridges       82,200     51,000(d)    24,960       6,240       5,069     1,171          --
 at Museum Gardens      61,400     37,000(e)    18,300       6,100       3,141     1,500         1,459
                      --------    -------      -------     -------     -------    ------       -------

TOTAL                 $257,920    118,920       83,510      55,490      49,826     4,205         1,459
                      ========    =======      =======     =======     =======    ======       =======








Third Quarter 2003                                                                             Page 58
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


AMLI RESIDENTIAL                                                       DEVELOPMENT SUMMARY - CONTINUED
                                                                                    September 30, 2003
                                                                                (Dollars in thousands)



                                                Joint       Company's Share of Required Equity Capital
                                               Venture   ----------------------------------------------
                     Total         Fully       Partner
                    Development    Funded      Equity                  Funded        Balance     2004/
Market/Community     Costs (a)     Debt        Capital       Total     to Date       of 2003     2005
----------------    -----------   ----------  ---------    --------    --------      -------   --------

COMMUNITIES BEING DEVELOPED FOR SALE BY A CONSOLIDATED SERVICE COMPANY

INDIANAPOLIS, IN
----------------

AMLI at Old
 Town Carmel            11,400        --          --        11,400       4,262        4,738      2,400

AUSTIN, TX
----------
AMLI at Walnut
 Creek                  31,370        --          --        31,370      25,358        4,500      1,512
                      --------    -------      -------     -------     -------       ------    -------
    TOTAL             $ 42,770        --          --        42,770      29,620        9,238      3,912
                      ========    =======      =======     =======     =======       ======    =======

Notes:

  (a)Includes anticipated costs of initial lease-up, some of which will be expensed.

  (b)The partnership intends to place a permanent mortgage of $22,600 on the property upon completion and stabilization.  The property is currently unencumbered.

  (c)The property is subject to a construction loan in the amount of $30,920, of which $6,074 has been funded to date.  The partnership currently intends to refinance the construction loan with a permanent loan in the same amount upon completion and stabilization.

  (d)The property is currently subject to a construction loan in the amount of $50,000, all of which has been funded.  The partnership has a commitment for a permanent loan, which is currently expected to be funded late in the fourth quarter of 2003.  During the quarter, the partnership has agreed with the permanent lender to reduce the amount of the initial funding from $60,000 to $51,000.

  (e)The property is subject to a combination construction/permanent loan in the amount of $37,000, none of which has been funded to date.

Third Quarter 2003                                                                             Page 59
Supplemental Information                                             AMLI Residential Properties Trust


AMLI RESIDENTIAL                 LAND HELD FOR DEVELOPMENT OR SALE
                                                September 30, 2003



                                                        Number of
                                                        Apartment
Market/Community               Submarket                  Homes
----------------               ---------                ---------

AUSTIN, TX
----------
AMLI at
 Anderson Mill                 Northwest Austin              520


FORT WORTH, TX
--------------
AMLI at
 Mesa Ridge                    North Fort Worth              230


HOUSTON, TX
-----------
AMLI at
 Champions II                  Northwest Houston             288


KANSAS CITY, KS
---------------
AMLI at:
 Lexington Farms -
  Phase II                     Overland Park                 104
 Westwood Ridge                Overland Park                 428
                                                          ------

    Total                                                  1,570
                                                          ======































Third Quarter 2003                                         Page 60
Supplemental Information         AMLI Residential Properties Trust

AMLI RESIDENTIAL                       NON-GAAP FINANCIAL MEASURES
                                                September 30, 2003




This Quarterly Supplemental Information contains certain non-GAAP ("Generally Accepted Accounting Principles") information that is generally provided by most publicly-traded residential REITs and that we believe may be of interest and use to the investment community. Reconciliations of all non-GAAP financial measures to GAAP financial measures are included at the end of this Supplemental Operating and Financial Data.


DEFINITIONS OF NON-GAAP FINANCIAL MEASURES


NOI AND EBITDA
--------------

Except where indicated, community revenue, community expenses, net operating income ("NOI") and earnings before interest, taxes, depreciation and amortization ("EBITDA") are computed based on various line items included in our consolidated statements of income prepared in accordance with GAAP. Where indicated, this information is presented on a basis that includes AMLI's proportionate share of the non-GAAP financial measures of its co-investment partnerships.

NOI from one community is the community revenue less the community expenses for that property. NOI for all communities is the community revenue from all communities less the community expenses for all communities.

EBITDA is NOI (including AMLI's proportionate share of the NOI of its co-investment partnerships) plus all fees and interest income and income from the Service Companies and gains or losses from sales or valuation of land and other income, less general and administration expenses.


COMMUNITY REVENUE
-----------------

COMMUNITY REVENUE comprises that portion of total revenue collected or due from leases at AMLI's rental communities and includes any such amounts as may be reported as discontinued operations.


COMMUNITY EXPENSES
------------------

COMMUNITY EXPENSES comprise that portion of total expenses that exclude losses from sales or valuation of land, expenses of the Service Companies, general and administration expense, and interest, taxes, depreciation and amortization. Community operating expenses include amounts reported as personnel, advertising and promotion, utilities, building repairs and maintenance and services, landscaping and grounds maintenance, real estate taxes, insurance, property management, and other operating expenses, and such amounts as may be included in discontinued operations.












Third Quarter 2003                                         Page 61
Supplemental Information         AMLI Residential Properties Trust

AMLI RESIDENTIAL           NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                September 30, 2003



DEFINITIONS OF NON-GAAP FINANCIAL MEASURES - CONTINUED


FUNDS FROM OPERATIONS ("FFO")
-----------------------------

FUNDS FROM OPERATIONS is EBITDA less interest expense (including AMLI's proportionate share of the interest expense of its co-investment partnerships and amortization of deferred financing expense) and any income taxes.

FFO is defined as net income (computed in accordance with GAAP), excluding extraordinary gains (losses) from debt restructuring and gains (losses) from sales of depreciable operating communities, plus depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates.

Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. FFO does not represent cash flows from operations, as defined by GAAP; is not indicative that cash flows are adequate to fund all cash needs; is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of the Company's operations or the Company's cash flows or liquidity as defined by GAAP. FFO is widely accepted in measuring the performance of equity REITs.

FFO PER SHARE IS FFO divided by the fully-diluted number of Operating Partnership Units outstanding. FFO is always presented on a fully-diluted basis only.


ADJUSTED FUNDS FROM OPERATIONS ("AFFO")
---------------------------------------

ADJUSTED FUNDS FROM OPERATIONS IS FFO less expenditures capitalized (excluding expenditures capitalized relating to the development of new property, the acquisition of additional property, or the rehab of existing property, but including AMLI's proportionate share of such expenditures capitalized by its co-investment partnerships).

AFFO PER SHARE is AFFO divided by the fully-diluted number of Operating Partnership Units outstanding. AFFO per share is always presented on a fully-diluted basis only.


SAME STORE COMMUNITIES
----------------------

SAME STORE COMMUNITY INFORMATION includes only such portions of community revenue, expenses, NOI or EBITDA as are generated from AMLI's same community universe, which changes each January 1 as communities with one full year of stabilized operations as of that date are added, and which may change quarterly thereafter as any components of the same community universe are sold or contributed to co-investment partnerships.










Third Quarter 2003                                         Page 62
Supplemental Information         AMLI Residential Properties Trust


AMLI RESIDENTIAL                                               NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                    September 30, 2003

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND FFO AND AFFO


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
NET INCOME. . . . . . $              5,935     2,928     3,708      8,752    17,652     7,291      6,660
Income from discon-
 tinued operations,
 net of minority
 interest . . . . . .                --        --        --          (322)     (550)     (823)      (778)
Gain on sale of
 discontinued
 operations, net of
 minority interest. .                --        --        --        (3,837)  (11,827)    --         --
Minority interest . .                  764       199       371        560       674       913        779
                      ---------------------------------------- ------------------------------ ----------
Income from continuing
 operations before
 minority interest. .                6,699     3,127     4,079      5,153     5,949     7,381      6,661

Income from discon-
 tinued operations
 before minority
 interest . . . . . .                --        --        --           391       662       990        937

Depreciation (a). . .                7,012     5,546     5,518      5,206     5,307     5,371      5,362

Share of co-investment
 partnerships'
 depreciation . . . .                2,932     3,116     3,120      3,109     3,065     2,968      2,868
Share of gains on
 sales of operating
 communities. . . . .               (1,959)    --        --         --         (678)     (605)     --
                      ---------------------------------------- ------------------------------ ----------
FFO . . . . . . . . . $             14,684    11,789    12,717     13,859    14,305    16,105     15,828
                      ======================================== ============================== ==========




Third Quarter 2003                                                                             Page 63
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                               NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                    September 30, 2003



                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------

Capital expenditures
 paid from FFO. . . .               (1,100)     (834)   (1,084)      (573)   (1,093)   (1,159)    (1,005)
Share of co-invest-
 ment partnerships'
 capital expenditures                 (331)     (396)     (225)      (214)     (287)     (300)      (222)
                      ---------------------------------------- ------------------------------ ----------
AFFO. . . . . . . . . $             13,253    10,559    11,408     13,072    12,925    14,646     14,601
                      ======================================== ============================== ==========

Weighted average
 shares and units
 including dilutive
 shares . . . . . . .           25,946,12724,467,73624,308,052 24,619,71625,603,46226,076,541 26,007,730

(a) Includes discon-
 tinued operations
 of - . . . . . . . .                --        --        --         --          140       261        322
                      ======================================== ============================== ==========





















Third Quarter 2003                                                                             Page 64
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                           NON-GAAP FINANCIAL MEASURES
                                                                                    September 30, 2003


RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND CONSOLIDATED NOI


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------

NET INCOME. . . . . . $              5,935     2,928     3,708      8,752    17,652     7,291      6,660
Minority interest . .                  764       199       371        560       674       913        779
Income from discon-
 tinued operations,
 net of minority
 interest . . . . . .                --        --        --          (322)     (550)     (823)      (778)
Gain on sale of dis-
 continued operations,
 net of minority
 interest . . . . . .                --        --        --        (3,837)  (11,827)    --         --
                      ---------------------------------------- ------------------------------ ----------
Net income from
 continuing operations
 before minority
 interest . . . . . .                6,699     3,127     4,079      5,153     5,949     7,381      6,661


















Third Quarter 2003                                                                             Page 65
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                               NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                    September 30, 2003


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
Income from
 partnerships . . . .               (1,309)   (1,469)   (1,457)    (1,751)   (1,569)   (2,255)    (2,029)
Interest and amortiza-
 tion of deferred
 financing costs. . .                6,537     6,253     6,492      6,784     6,235     6,242      5,946
Depreciation. . . . .                7,012     5,546     5,518      5,206     5,167     5,110      5,040
Fee income from
 unconsolidated
 partnerships . . . .               (1,207)     (512)     (456)      (934)   (1,094)   (1,260)      (587)
Other income. . . . .                 (193)     (188)     (196)      (199)     (242)      (83)      (364)
Interest and share of
 loss from the
 Service Companies. .                --        --        --          (472)      (80)       24        230
Service Companies'
 operations . . . . .                 (729)      249        42      --        --        --         --
General and
 administrative . . .                1,605     1,310     1,740      1,238     1,138     1,213      1,540
Provision for loss
 on land held for
 development or sale.                --        --        --           550     --        --         --
Gain on sale of
 residential property
 including share of
 gains on sales of
 a partnership's
 properties . . . . .               (1,959)    --        --         --         (678)     (605)     --
Impairment of
 investment in
 partnership. . . . .                --        1,191     --         --        --        --         --
                      ---------------------------------------- ------------------------------ ----------
NOI from continuing
 operations . . . . .               16,456    15,507    15,762     15,575    14,826    15,767     16,437

NOI from discontinued
 operations . . . . .                --        --        --           391       802     1,252      1,258
                      ---------------------------------------- ------------------------------ ----------
Consolidated NOI. . . $             16,456    15,507    15,762     15,966    15,628    17,019     17,695
                      ======================================== ============================== ==========





Third Quarter 2003                                                                             Page 66
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                               NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                    September 30, 2003


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------

COMPONENTS OF NOI
Same store communities$             13,596    14,170    14,567     15,035    14,667    15,636     16,445
Acquired from/contri-
 buted to partnerships               1,939       595       602      --        --        --         --
New communities . . .                --        --        --         --        --        --         --
Development and/or
 lease-up communities                  356       185        14        (50)      (70)      (55)        (8)
Acquisition
 communities. . . . .                  565       557       579        590       229       186      --
Communities sold. . .                --        --        --           391       802     1,252      1,258
                      ---------------------------------------- ------------------------------ ----------

Total . . . . . . . . $             16,456    15,507    15,762     15,966    15,628    17,019     17,695
                      ======================================== ============================== ==========


























Third Quarter 2003                                                                             Page 67
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                           NON-GAAP FINANCIAL MEASURES
                                                                                    September 30, 2003


RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND COMBINED NOI


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------

NET INCOME. . . . . . $              5,935     2,928     3,708      8,752    17,652     7,291      6,660
Minority interest . .                  764       199       371        560       674       913        779
Income from discon-
 tinued operations,
 net of minority
 interest . . . . . .                --        --        --          (322)     (550)     (823)      (778)
Gain on sale of dis-
 continued operations,
 net of minority
 interest . . . . . .                --        --        --        (3,837)  (11,827)    --         --
                      ---------------------------------------- ------------------------------ ----------

Net income from
 continuing operations
 before minority
 interest . . . . . .                6,699     3,127     4,079      5,153     5,949     7,381      6,661

















Third Quarter 2003                                                                             Page 68
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                               NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                    September 30, 2003


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
Interest and amortiza-
 tion of deferred
 financing costs. . .                6,537     6,253     6,492      6,784     6,235     6,242      5,946
Share of partnerships'
 interest and amorti-
 zation of deferred
 financing costs. . .                3,926     3,895     3,800      3,985     3,919     3,582      3,458
Depreciation. . . . .                7,012     5,546     5,518      5,206     5,167     5,110      5,040
Share of partnerships'
 depreciation . . . .                2,932     3,116     3,120      3,109     3,066     2,968      2,868
Share of partnerships'
 cash flow in excess
 of its ownership
 interests, net of
 other expenses . . .                 (485)     (589)     (607)      (593)     (626)     (975)      (602)
Fee income from
 unconsolidated
 partnerships . . . .               (1,207)     (512)     (456)      (934)   (1,094)   (1,260)      (587)
Other income. . . . .                 (193)     (188)     (196)      (199)     (242)      (83)      (364)
Interest and share of
 loss from the
 Service Companies. .                --        --        --          (472)      (80)       24        230
Service Companies'
 Operations . . . . .                 (729)      249        42      --        --        --         --
General and
 administrative . . .                1,605     1,310     1,740      1,238     1,138     1,213      1,540
Provision for loss on
 land held for
 development or sale.                --        --        --           550     --        --         --
Gain on sale of
 residential property
 including share of
 gains on sales of
 a partnership's
 properties . . . . .               (1,959)    --        --         --         (678)     (605)     --
Impairment of invest-
 ment in partnership.                --        1,191     --         --        --        --         --
                      ---------------------------------------- ------------------------------ ----------




Third Quarter 2003                                                                             Page 69
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                               NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                    September 30, 2003


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
NOI from continuing
 operations . . . . .               24,138    23,399    23,532     23,827    22,754    23,597     24,190
NOI from discontinued
 operations . . . . .                --        --        --           391       802     1,252      1,258
                      ---------------------------------------- ------------------------------ ----------
Combined NOI. . . . . $             24,138    23,399    23,532     24,218    23,556    24,849     25,448
                      ======================================== ============================== ==========

COMPONENTS OF NOI
Same store communities$             19,648    20,237    20,645     21,382    20,855    22,081     22,977
Acquired from/contribu-
 ted to partnerships.                2,186     1,173     1,174        836       776       794        795
New communities . . .                  343       312       311        315       274       229        165
Development and/or
 lease-up communities                  830       521       236        102       (20)      (36)     --
Acquisition
 communities. . . . .                1,095     1,068     1,067      1,099       740       372      --
Communities sold. . .                   36        88        99        484       931     1,409      1,511
                      ---------------------------------------- ------------------------------ ----------
Total . . . . . . . .               24,138    23,399    23,532     24,218    23,556    24,849     25,448
                      ---------------------------------------- ------------------------------ ----------

Share of partnerships'
 cash flow in excess
 of the Company's
 ownership interests,
 net of other
 expenses . . . . . .                  485       589       607        593       626       975        602
                      ---------------------------------------- ------------------------------ ----------
Company's share of
 communities EBITDA . $             24,623    23,988    24,139     24,811    24,182    25,824     26,050
                      ======================================== ============================== ==========









Third Quarter 2003                                                                             Page 70
Supplemental Information                                             AMLI Residential Properties Trust
